Copley Fund

Ticker Symbol: COPLX

A SERIES OF CENTAUR MUTUAL FUNDS TRUST

PROSPECTUS

June 28, 2023

Investment Advisor

DCM Advisors, LLC
33 Whitehall Street, 11th Floor

New York NY 10004

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

SUMMARY	4
COPLEY FUND	4
Investment Objective.	4
Annual Fund Operating Expenses	4
Portfolio Turnover.	5
Principal Investment Strategies.	5
Tax Attributes.	5
Principal Risks of Investing in the Copley Fund.	5
Performance Information.	7
Management.	7
Purchase and Sale of Fund Shares.	8
Tax Information.	8
Payments to Broker-Dealers and Other Financial Intermediaries.	8
ADDITIONAL INFORMATION ABOUT THE FUND	8
PRINCIPAL RISKS OF INVESTING IN THE COPLEY FUND	9
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS	11
Related Risks	11
Temporary Defensive Positions.	11
DISCLOSURE OF PORTFOLIO HOLDINGS	11
MANAGEMENT OF THE FUND	11
INVESTMENT ADVISOR	11
Advisor Compensation.	11
Disclosure Regarding Advisory Agreement Approval.	11
PORTFOLIO MANAGEMENT	12
BOARD OF TRUSTEES	12
ADMINISTRATOR AND TRANSFER AGENT	12
DISTRIBUTOR	12
ADDITIONAL INFORMATION ON EXPENSES	12
INVESTING IN THE FUND	12
MINIMUM INVESTMENT	12
PURCHASE AND REDEMPTION PRICE	13
Determining the Fund’s Net Asset Value.	13
BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY	13
PURCHASING SHARES	13
REDEEMING YOUR SHARES	15
FREQUENT PURCHASES AND REDEMPTIONS	18
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OTHER IMPORTANT INFORMATION	19
DIVIDENDS, DISTRIBUTIONS, AND TAXES	19
BENCHMARK DESCRIPTIONS	20
FINANCIAL HIGHLIGHTS	20
ADDITIONAL INFORMATION	20

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SUMMARY

COPLEY FUND

Investment Objective. The investment objective of the Copley Fund (the “Copley Fund” or the “Fund”) is to seek growth of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Copley Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held Less Than 10 Days	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.41%
Deferred Income Tax Expense[2]	0.00%
Total Annual Fund Operating Expenses	1.06%

[1]	“Other Expenses” reflect estimated amounts for the current fiscal year as a result of the reorganization of the Copley Fund, Inc. (the “Predecessor Fund”) into the Fund on December 1, 2022.
[2]	The Fund is classified for federal income tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation (a “C Corporation”). As a C Corporation, the Fund accrues deferred tax liability for its future tax liability associated with the capital appreciation of its investments. The Fund’s accrued deferred tax liability, if any, is reflected each day in the Fund’s net asset value per share. The deferred income tax expense/(benefit) represents an estimate of the Fund’s potential tax expense/(benefit) if it were to recognize the unrealized gains/(losses) in the portfolio. An estimate of deferred income tax expense/(benefit) is dependent upon the Fund’s net investment income/(loss) and realized and unrealized gains/(losses) on investments and such expenses may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense/(benefit) cannot be reliably predicted from year to year. The total tax benefit for the fiscal year ended February 28, 2023 was $(1,689,642), representing (2.01%) of average net assets.

Example. This example is intended to help you compare the cost of investing in the Copley Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Copley Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Copley Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
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$108	$337	$585	$1294

Portfolio Turnover. The Copley Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes to the Fund. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended February 28, 2023, the portfolio turnover rate was 156% of the average value of its portfolio.

Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities (principally common stock) of domestic companies with medium to large market capitalizations (“80% Policy”). Large-cap corporations are those with market capitalizations of $10 billion or greater. Mid-cap companies are those with capitalizations between $2 and $10 billion. The market capitalization of a portfolio company will be measured at the time of its purchase and as of each purchase made by the Fund thereafter. The Fund must provide shareholders with 60 days’ prior written notice if it determines to change the foregoing 80% Policy.

The equity securities in which the Fund invests are primarily common stocks. The Fund may also invest in American Depository Receipts (“ADRs”), preferred stocks, convertible securities, convertible bonds, and warrants. The Fund seeks to identify and invest in equity securities of (1) companies with strong balance sheets and (2) companies whose earnings growth potential enhances prospects for future increases in share price and dividend rates. Emphasis is placed on companies that DCM Advisors, LLC, the Fund’s investment advisor (the “Advisor”), believes are financially strong, have a demonstrable record of growth, and are led by capable, proven, shareholder-sensitive management. The Advisor reviews several factors that are based on the data from companies’ balance sheet and income statements and evaluates the companies’ balance sheet strength and earnings growth capabilities. Additionally, the Advisor reviews management behavior in areas such as research and development and capital expenditures.

The Fund will generally consider selling a security when, in the portfolio manager’s opinion, there is a risk of significant deterioration in the company’s fundamentals, or there is a change in business strategy or issuer-specific business outlook that affects the original investment case. The Fund will also consider selling a security if, in the portfolio manager’s opinion, a superior investment opportunity arises. The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund’s portfolio turnover rate may be 200% or more.

Tax Attributes. Most mutual funds are organized as regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). RICs are domestic corporations that act as investment agents for their shareholders, typically investing in corporate and government securities and distributing income earned from those investments as dividends. RICs may not be subject to corporate taxation because, unlike C Corporations, they are entitled to claim such a deduction for dividends paid to shareholders against their ordinary income and net capital gains. These funds may or may not distribute net capital gains to their shareholders but they are required to distribute at least 90 percent of their annual investment company taxable income and net tax-exempt interest income. The individual shareholder is the person responsible for federal and, where applicable, state and city income taxes on the pro rata share of earnings of the mutual fund.

The Copley Fund is not a RIC. It is organized as a C Corporation under Subchapter C of the Code. Like RICs that seek capital appreciation, the Fund’s investments are intended to create capital appreciation, and may also generate dividend and interest income. Unlike a RIC, the Fund is entitled to use the dividends received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the Fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Fund at a maximum federal tax rate of 21%. See “Accumulated Earnings Tax” on page 10. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Fund and dividends, capital gains and any unrealized appreciation in the value of the Fund’s investments (net of any taxes paid and any deferred income tax liability) are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will have to recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed will be either a capital gain or a capital loss. Long-term capital gains (for securities that are held for more than one year) are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which require the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note however, that the deferred income tax is actually payable only in the event the Fund would actually sell appreciated securities. The Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Fund during each taxable year.

Principal Risks of Investing in the Copley Fund. An investment in the Copley Fund is subject to investment risks, including

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the possible loss of some or all of the money invested. There can be no assurance that the Copley Fund will be successful in meeting its investment objective. Generally, the Copley Fund will be subject to the following additional principal risks:

•	Market Risk. The prices of the Copley Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Copley Fund) could change drastically and rapidly and, therefore, adversely affect the Copley Fund.
•	Accumulated Earnings Tax Risk. Since the Copley Fund accumulates its net investment income rather than distributing it, the Copley Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.
•	Tax on Unrealized Appreciation Risk. Federal income taxes are payable by the Copley Fund when portfolio securities are sold that have appreciated (gone up) in value. The Copley Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Copley Fund currently is required to accrue a liability, on a day-to-day basis, for all unrealized appreciation at the estimated statutory federal tax rate. When portfolio securities decrease in value (depreciate), the estimated tax accruals associated with the depreciation are removed from the deferred federal income tax account.
•	Management Style Risk. The performance of the Copley Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a different investment style.
•	Large-Capitalization Company Risk. Large-capitalization companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large capitalization companies generally trail returns of smaller companies or the overall stock market.
•	Mid-Capitalization Company Risk. Mid-cap companies involve greater risk of loss and price fluctuation than larger companies. Many of these companies are younger and have a more limited track record than larger companies. Their securities may trade less frequently and in more limited volume than those of more mature companies, making them more volatile and more difficult to buy or sell at an acceptable price. These companies may also lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.
•	Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the Copley Fund’s portfolio may include ADRs, preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, including securities held by the Copley Fund, which could also result in losses for the Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised. As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non- convertible. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
•	ADR Risks. Because ADRs are securities that evidence ownership interests in securities issued by non-US companies, they entail special risks inherent to all foreign investments, including: Exchange Rate risk—the risk that the currency in the issuing company’s country will drop relative to the US dollar, Political Risk—the risk that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings, and Inflation Risk—the risk that inflation in the issuing company’s country will erode the value of that currency.
•	Former Operating Business Tax Risk. The Predecessor Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Predecessor Fund. For the year ended February 29, 2020, the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,600. This combined return included all income and expenses of the since discontinued Operating Division and excluded the Predecessor Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with this exclusion. Management of the Predecessor Fund believed that the exclusion in the combined corporate excise returns was proper and further believed that, if contested, any likely resolution would not have a material adverse effect on the Predecessor Fund’s (and therefore the Fund’s, as successor to the Predecessor Fund) assets and liabilities or statement of operations.
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•	Sector Risk. While the Copley Fund does not focus its investments on a particular sector, the Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.
•	Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower the performance of the Copley Fund due to increased costs and may also result in the realization of capital gains. Under normal circumstances, the anticipated portfolio turnover rate for the Copley Fund is expected to be more than 100%.

Performance Information. The bar chart and table that follow provide some indication of the risks of investing in the Copley Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1-year, 5-years and 10-years compare with those of a broad-based securities market index. The performance shown in the bar chart and table for periods prior to December 1, 2022 represents the performance of the Predecessor Fund. The Copley Fund is the successor to the Predecessor Fund through a reorganization with the Fund on December 1, 2022 (the “Reorganization”). How the Copley Fund and the Predecessor Fund have performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Copley Fund’s results can be obtained by calling 1-888-484-5766 or by visiting https://www.dcmadvisors.com.

Calendar Year Total Returns

The Copley Fund’s year-to-date return through March 31, 2023 was 3.15%.

During the periods shown in the bar chart, the highest return of the Fund for a quarter was 11.85% (for the quarter ended March 31, 2018) and the lowest quarterly return for the Predecessor Fund was -17.96% (for the quarter ended March 31, 2020).

Average Annual Total Returns for the Periods Ended December 31, 2022	1 Year	5 Years	10 Years
Return before taxes	-15.21%	8.07%	9.46%
Return after taxes on distributions*	-15.21%	8.07%	9.46%
Return after taxes on distributions and sale of shares*	-9.01%	6.36%	7.80%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	-18.11%	9.42%	12.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Copley Fund shares through tax- deferred arrangements such as a 401(k) plan or an individual retirement account (“IRA”).

*	The Fund generally does not make distributions.

Management. DCM Advisors, LLC is the investment advisor for the Copley Fund. Dr. Vijay Chopra (a quantitative equity Portfolio Manager of Global equities), and James K. Mulvey (a fundamental equity Portfolio Manager of US equities at the Advisor) are co-portfolio managers for the Copley Fund and as such are primarily responsible for the day-to-day management of the Copley Fund’s portfolio. Dr. Chopra has served in his capacity as a portfolio manager for the Copley Fund including while portfolio manager to the Predecessor Fund, since 2018. Mr. Mulvey has served in his capacity as a portfolio manager for the Copley Fund since December 16, 2022.

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Purchase and Sale of Fund Shares. The Copley Fund’s minimum initial investment for all shareholders is $1,000. There is a $100 minimum for subsequent investments.

Generally, you may purchase or redeem shares of the Copley Fund on any business day the New York Stock Exchange (“NYSE”) is open (“Business Day”):

•	by mail addressed to the Fund:
U.S. Mail:	Overnight
Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

•	by facsimile at 1-877-513-0756;
•	by telephone at 1-888-484-5766; and
•	through authorized Broker-Dealers and Financial Intermediaries (collectively “Financial Intermediaries”).

Tax Information. The Copley Fund does not normally make current distributions of realized income or capital gains. It is taxed as a C Corporation under the Code. Accordingly, the Fund retains all net realized net capital gains, if any, and investment income to increase the Fund’s net assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Fund. Shareholders will recognize taxable income or losses if they redeem shares at a gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Copley Fund through a broker-dealer or other financial intermediary (such as a bank), the Copley Fund and its related companies may pay the intermediary for the sale of Copley Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Copley Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

An investment in the Copley Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADDITIONAL INFORMATION ABOUT THE FUND

The Copley Fund’s investment objective is to seek growth of capital. Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by investing primarily in common stocks. The Board has reserved the right to change the investment objective of the Fund without shareholder approval upon at least 60 days’ prior written notice to shareholders.

The Fund considers an issuer to be a large-cap issuer if it has a market capitalization, at the time of purchase, of $10 billion or larger. The Fund considers an issuer to be a mid-capitalization company if it has a market capitalization between $2 billion and $10 billion at the time of purchase.

The Fund may invest in ADRs. An ADR is a negotiable certificate issued by a U.S. depositary bank representing a specified number of shares of a foreign company’s stock. ADRs trade on U.S. stock exchanges as domestic shares do. ADRs offer the Fund a way to gain exposure to a stock traded on a foreign securities exchange by purchasing the ADR on a U.S. stock exchange, without having to purchase that security on the foreign stock exchange, which may entail additional risk and expense. The U.S. depositor bank may charge the Fund a periodic fee in connection with the Fund’s investments in ADRs.

In identifying investments for the Fund, the Advisor starts by using in-house research and other sources to identify a universe of attractive companies across a range of industries. Attractive companies are businesses that the Advisor believes have one or more of the following characteristics:

•	Significant market opportunities (both in terms of magnitude and duration) where the companies are leaders or potential leaders in their respective markets;
•	Proprietary products and services, new product development and product cycle leadership that sustains a strong brand franchise; and
•	A strong management team that is proactive, consistently executes effectively and anticipates and adapts to change,

The Advisor then focuses on those companies that it believes have the ability to grow revenue and/or earnings at above average rates over several years, given the Advisor’s belief that superior investment returns are better achieved by buying and holding the stocks of companies that are able to grow at above-average sustainable rates over long periods of time. Factors considered may include:

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•	Product cycles, pricing flexibility and product or geographic mix;
•	Cash flow and financial resources to fund growth; and
•	Catalysts for growth such as changes in regulation, management, business cycle, business mix and industry consolidation.

The Advisor then uses a variety of valuation techniques including analyses of price/earnings ratios, price/sales ratios, and price/cash flow ratios, among other factors to identify those companies whose stocks are attractively valued relative to the market, their peer groups and their own price history. The Advisor focuses on investment valuation based on estimates of certain factors such as price to earnings, price to earnings growth and price to book values. The risk that an investment or potential investment may lose value may be reduced by focusing on the Advisor’s estimated value of a company’s stock relative to its current stock market value. The Advisor may purchase a stock when the Advisor’s estimate of a stock’s value is lower than the stock’s current market value. The Advisor may sell a stock when the Advisor’s estimate of a stock’s value is higher than the stock’s current market value. Such valuation analysis cannot eliminate the risk that any particular investment will decrease in value, and the Advisor’s estimate of a particular investment’s value may not be accurate or consistent with other investor’s estimates of value. The Advisor monitors the companies in the Fund’s portfolio to determine if there have been any fundamental changes in the companies. The Advisor adheres to a sell discipline and may sell a stock or reduce its position in a stock if:

•	The stock subsequently fails to meet the Advisor’s initial investment criteria; or
•	A more attractively priced stock is found or if funds are needed for other purposes

In anticipation of or in response to market, economic, political, or other conditions, the Advisor may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions, and in doing so, may invest up to 100% of its assets in cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares. Anytime the Fund takes a temporary defensive position, it may not achieve its investment objective.

The Fund’s investments in the types of securities and other investments described in this prospectus vary from time to time, and, at any time, the Fund may not be invested in all of the types of securities and other investments described in this prospectus. The Fund may also invest in securities and other investments not described in this prospectus.

For more information, see “Additional Information on Investments, Strategies and Risks” at page 1 of the Fund’s Statement of Additional Information (the “SAI”).

PRINCIPAL RISKS OF INVESTING IN THE COPLEY FUND

Investments in the Copley Fund are subject to investment risks, including the possible loss of some or all of the money invested. There can be no assurance that the Copley Fund will be successful in meeting its investment objective. Generally, the Copley Fund will be subject to the following additional principal risks:

Accumulated Earnings Tax. Since the Fund accumulates its net investment income rather than distributing it, the Fund may be subject to the imposition of the federal accumulated earnings tax. The accumulated earnings tax is imposed on a corporation’s accumulated taxable income at a rate of 20%.

Accumulated taxable income is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The accumulated earnings tax would be payable in addition to the regular corporate income tax. If the Fund were to distribute its accumulated taxable income to avoid the accumulated earnings tax (a) the Fund’s net asset value (“NAV”) would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax plus (depending on the shareholder’s tax residence) state and city income tax.

Non-U.S. taxpayers/shareholders would be subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates, which are subject to change. The Copley Fund will monitor changes in the tax laws and will consider suggesting changes to its policy regarding the accumulated earnings tax, as and where appropriate.

Tax on Unrealized Appreciation. Federal income taxes are payable by the Fund when portfolio securities are sold that have appreciated (gone up) in value. The Copley Fund provides for this eventuality in an account entitled Deferred Federal Income Tax. The Copley Fund currently is required to accrue a liability, on a day-to-day basis, for all unrealized appreciation at the estimated statutory federal income tax rate. When portfolio securities decrease in value (depreciate) the estimated tax accruals associated with the depreciation are removed from the deferred federal income tax account.

The deferred income tax liability may become quite substantial when the Fund has highly appreciated securities. It is important

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to understand that this deferred liability will only be paid when securities that have appreciated in value are sold by the Fund.

Market Risk. Market risk refers to the possibility that the value of equity securities held by the Copley Fund may decline due to daily fluctuations in the securities markets. Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, military action, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that emerged in 2019 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity and company closings and product cutbacks, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Copley Fund. During periods of market volatility or in a declining stock market, security prices (including securities held by the Copley Fund) could fall drastically and rapidly regardless of their long-term prospects and therefore adversely affect the Fund. The Copley Fund’s performance per share will change daily in response to such factors.

Management Style Risk. Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions. The returns from the types of stocks purchased by the Copley Fund may at times be better or worse than the returns from other types of stocks (e.g., large-cap, mid-cap, growth, value, etc.). Each type of stock tends to go through cycles of performing better or worse than the stock market in general. The performance of the Copley Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

ADR Risks. Because ADRs are securities that evidence ownership interests in securities issued by non-US companies, they entail special risks inherent to all foreign investments. These include:

•	Exchange Rate risk—the risk that the currency in the issuing company’s country will drop relative to the US dollar,
•	Political Risk—the risk that politics or regime changes in the issuing company’s country will undermine exchange rates or destabilize the company and its earnings; and
•	Inflation Risk—the risk that inflation in the issuing company’s country will erode the value of that currency.

Large-Capitalization Company Risk. Large-cap companies are generally more mature and may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. There may be times when the returns for large cap companies generally trail returns of smaller companies or the overall stock market.

Mid-Cap Company Risk. Investing in mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Risks Related to Other Equity Securities. In addition to common stocks, the equity securities in the Copley Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants. Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Copley Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Copley Fund. Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Former Operating Business Tax Risk. The Predecessor Fund filed combined Massachusetts corporate excise tax returns with Stuffco International, Inc. (“Stuffco”), a company wholly owned by the Estate of the former Chairman of the Predecessor Fund. For the year ended February 29, 2020, the reported Massachusetts corporate excise tax of the since discontinued Operating Division was $1,600. This combined return included all income and expenses of the since discontinued Operating Division and excluded the Predecessor Fund’s investment income and expense. The Commonwealth of Massachusetts may not agree with

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this exclusion. Since the tax statute of limitations has not yet expired, there is the risk that the Commonwealth of Massachusetts may disagree with the tax position of the Predecessor Fund, which could affect the Copley Fund’s assets and liabilities or statement of operations.

Sector Risk. While the Copley Fund does not focus its investments on a particular sector, it may from time to time be heavily invested in a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Copley Fund’s share prices may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Copley Fund may invest in more heavily will vary.

Risks Related to Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. High rates of portfolio turnover could lower the performance of the Copley Fund due to increased costs and may also result in the realization of capital gains. If the Copley Fund realizes capital gains when it sells its portfolio investments, it can increase taxable income for the Fund. Under normal circumstances, the anticipated portfolio turnover rate for the Copley Fund is expected to be more than 100%.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT POLICIES AND RISKS

Related Risks

An investment in the Copley Fund should not be considered a complete investment program. Whether the Copley Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Copley Fund to be an appropriate investment vehicle if they want to invest in the Copley Fund for a short period of time.

Temporary Defensive Positions. The Copley Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies. If the Advisor believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

DCM Advisors, LLC, 33 Whitehall Street, 11th Floor, New York, NY 10004, is the investment advisor for the Copley Fund. The Advisor serves in the capacity of investment advisor to the Copley Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Board, the Advisor provides guidance and policy direction in connection with its daily management of the Copley Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trustees.

The Advisor, organized as a Delaware limited liability company, is controlled by Dinosaur Group Holdings, LLC. The Advisor and its affiliates have experience in managing investments for clients, including individuals, corporations, non-taxable entities, and other business and private accounts, since October 2002. The Advisor also serves as the investment advisor to certain other registered investment companies.

Advisor Compensation. As full compensation for the investment advisory services provided to the Copley Fund, the Advisor receives monthly compensation based on the Copley Fund’s average daily net assets at the annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any nets assets exceeding $500 million. Prior to the Reorganization, Copley Financial Services Corp, (“CFS”) served as the Predecessor Fund’s investment advisor and the Advisor served as the investment sub-advisor for the Predecessor Fund. The Predecessor Fund did not pay the Advisor for its services as sub-advisor, but CFS paid the Advisor. The advisory fees paid by the Copley Fund to the Advisor during the period December 1, 2022 through the end of the Fund’s most recent fiscal year ended February 28, 2023, as a percentage of the average daily net assets of the Copley Fund was 0.65%. The advisory fees paid by the Predecessor Fund to the CFS during the period March 1, 2022 through November 30, 2022, as a percentage of the average daily net assets of the Predecessor Fund, were 0.69% before advisory fee waivers and 0.62% after fee waivers.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the Board’s basis for the approval of the

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investment advisory agreement for the Copley Fund is available in the Fund’s Annual Report to Shareholders for the year ended February 28, 2023.

You may obtain a copy of the Annual Report and Semi-Annual Report (when available), free of charge, upon request to the Copley Fund.

PORTFOLIO MANAGEMENT

Dr. Vijay Chopra has served as portfolio manager of the Copley Fund, including while portfolio manager for the Predecessor Fund, since 2018. Dr. Chopra has been co-portfolio manager of the Copley Fund since December 16, 2022. Dr. Chopra is a quantitative equity Portfolio Manager of Global equities at the Advisor at the Advisor where he has worked since September 1, 2017. In addition to serving as portfolio manager to the Copley Fund, Dr. Chopra serves as co-portfolio manager to the DCM/INNOVA High Equity Income Innovation Fund, another series of the Trust. Prior to joining the Advisor, Dr. Chopra managed equity strategies at Lebenthal Asset Management, Roosevelt Investments, Mesirow Financial and Bear Stearns Asset Management. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 25 years’ experience in the investment advisory business.

James K. Mulvey is a co-portfolio manager of the Copley Fund. He has been a co-portfolio manager of the Copley Fund since December 16, 2022. Mr. Mulvey is a fundamental equity Portfolio Manager at the Advisor. Mr. Mulvey has been associated with the Advisor since 2021. His prior work experience includes investment management positions with Dominick & Dominick and Shelby Cullom Davis & Company. Mr. Mulvey founded Endurance Capital in 1996 and managed a mutual fund with over $2.5 billion in assets. He joined Markston International, LLC (“Markston”) in 2012. Mr. Mulvey joined the Advisor in 2021 together with other investment professionals with whom he worked at Markston. Mr. Mulvey has over 30 years of experience in the investment management industry and holds a B.S. in Economics from New York University (1993).

The Fund’s SAI provides additional information about Dr. Chopra and Mr. Mulvey’s compensation, other accounts managed, and ownership of securities in the Fund.

BOARD OF TRUSTEES

The Copley Fund is a series of the Centaur Mutual Funds Trust, an open-end management investment company which was organized as a Delaware statutory trust on April 23, 2004. The Board supervises the operations of the Copley Fund according to applicable state and federal law, and is responsible for the overall management of the Copley Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (the “Administrator” or the “Transfer Agent,” as appropriate), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Copley Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services of the Administrator include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, and (v) processing shareholder account transactions.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (“Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter of the Copley Fund’s shares and serves as the exclusive agent for the distribution of the Copley Fund’s shares. The Distributor may sell the Copley Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distribution, fund supermarkets, wholesalers and other marketing and distribution outlets.

ADDITIONAL INFORMATION ON EXPENSES

The Copley Fund pays all of its expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and of its legal counsel; the costs of its administrator and transfer agent, the costs of printing and mailing to shareholders Annual and Semi-Annual Reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; registration and filing fees; any federal, state or local income or other taxes; any interest; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series. There are currently three series of the Trust.

INVESTING IN THE FUND

MINIMUM INVESTMENT

The Copley Fund’s shares are sold and redeemed at NAV. Shares may be purchased directly through the Copley Fund or by any account managed by the Advisor, by any institutional investor or by any broker-dealer or other financial intermediary

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authorized to sell shares in the Fund. The minimum initial investment is $1,000 and the minimum additional investment is $100. The Copley Fund may, at the Advisor’s sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of the Copley Fund’s NAV after an order is received in good form. An order is considered to be in “good form” if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount. The NAV of the Fund is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares. The NAV per share is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate NAV on business holidays when the NYSE is closed. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth National Independence Day, Labor Day, Thanksgiving and Christmas. To the extent that the Fund holds portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAVs of the Fund’s shares may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by the Board. In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. The Fund normally uses third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith by the Advisor, as the Copley Fund’s valuation designee, under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap or foreign stock or a bond, is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation; or (iv) an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (generally applicable to foreign securities). The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. To the extent the Fund invests in other open-end investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and are not listed on an exchange, the Fund’s NAV calculations are based upon the NAV reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

You may buy or sell shares of the Copley Fund through a financial intermediary (such as a financial planner or advisor). To buy or sell shares at the NAV of any given day, your financial intermediary must receive your order before the close of trading on the NYSE that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation, and money to the Fund on time. Shareholders investing through a financial intermediary should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. Such investors should consult with their financial intermediary regarding any commissions and other fees and expenses of the shares being purchased and whether other classes of shares of the Fund may be available on the financial intermediary’s platform. Your financial intermediary may charge additional transaction fees for its services and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund.

Certain financial intermediaries have agreements with the Copley Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the Fund by the time it prices its shares on the following Business Day. The Fund is not responsible for ensuring that a financial intermediary carries out its obligations. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

PURCHASING SHARES

You can make purchases directly from the Copley Fund by mail, bank wire, or online at http://www.dcmmutualfunds.com. The Fund has also authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are

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authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be deemed to have been received by the Fund when an authorized broker, or broker authorized designee, receives the order, subject to the order being accepted by the Fund in good form. The orders will be priced at the Fund’s NAV next computed after the orders are received by the authorized broker, or broker authorized designee. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Shares of the Fund are available for purchase from the Fund every day the NYSE is open for business, at the applicable NAV next calculated after receipt of a purchase order in proper form. In addition, orders will be deemed to have been received by the Fund when such authorized broker, or broker-authorized designee, accepts the purchase order. The Fund reserves the right to (i) refuse to accept any request to purchase shares of the Fund for any reason, or (ii) suspend its offering of shares at any time. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary. The Fund mails you confirmations of all purchases or redemptions of Fund shares if shares are purchased directly through the Fund. Certificates representing Fund shares are not issued.

Regular Mail Orders. To open a new account by mail:

•	Complete and sign the account application.
•	Enclose a check payable to the Copley Fund.
•	Mail the application and the check to the Transfer Agent at the following address:
U.S. Mail:	Overnight:
Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). Taxes are not withheld from distributions to U.S. investors if certain Internal Revenue Service (“IRS”) requirements regarding the SSN and TIN are met.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-888-484-5766 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing Fund shares. An order is considered received when the Fund receives payment by wire in proper form as discussed above. Your financial institution may charge a fee for wiring funds.

Additional Investments. Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

•	By sending a check, made payable to the Copley Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;
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•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-888-484-5766 before wiring funds; or
•	Through your brokerage firm or other financial institution.

Purchases In Kind. The Advisor generally will not allow purchases in kind, but under exceptional circumstances the Advisor may allow the purchase of shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-888-484-5766. If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund’s NAV.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on or about the 15th day of the month (or the nearest Business Day prior to the 15th) and/or the last Business Day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Stock Certificates. The Fund does not issue stock certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmation) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans or IRAs. Please call the Fund at 1-888-484-5766 for the most current listing and appropriate disclosure documentation on how to open a retirement account. The Fund offers a variety of retirement accounts for eligible individuals and small businesses. If you invest through a retirement plan or IRA, you may be subject to special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. You may be charged a $25 annual account maintenance fee for each retirement account.

Shareholder Statements: The Fund’s transfer agent maintains an account for each shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur. Account statements may be obtained by calling the Fund at 1-888-484-5766 on days the Fund is open for business. Other account statement requests may be subject to a $25 retrieval fee.

REDEEMING YOUR SHARES

Shares of the Copley Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below.

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Regular Mail Redemptions. Regular mail redemption requests should be addressed to the Copley Fund:

U.S. Mail:	Overnight:
Copley Fund c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Copley Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

Regular mail redemption requests should include the following:

•	Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
•	Any required signature guarantees (see “Signature Guarantees” below); and
•	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit-sharing plans, and other entities.

Telephone, Bank Wire, and Online Redemptions. Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund having a value of $50,000 or less by telephone. You may also redeem shares by bank wire under certain limited conditions. You may also redeem your shares online at http://www.dcmmutualfunds.com. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing. If you request that your redemption proceeds be wired directly to your bank account, the Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 1-877-513-0756). The confirmation instructions must include the following:

1.	Name of Fund;
2.	Shareholder name and account number;
3.	Number of shares or dollar amount to be redeemed;
4.	Instructions for transmittal of redemption proceeds to the shareholder; and
5.	Shareholder signature as it appears on application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). Redemption proceeds cannot be wired on days on which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See “Signature Guarantees” below.

The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-888-484-5766. Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions. The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Retirement Plans: If you own shares of the Fund through an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Certain transactions within a Retirement account, including shares redeemed to return an excess contribution, retirement plan or IRA transfers or hardship withdrawals, IRA re- characterizations and conversions, and account closures, may be subject to a $25 fee.

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Receiving Payment. The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or Automated Clearing House (“ACH”). The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

•	For payment by check, the Fund typically expects to mail the check within one (1) to three (3) Business Days; and
•	For payment by wire or ACH, the Fund typically expects to process the payment within one (1) to three (3) Business Days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission (the “SEC”), the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days. Such delay may be reduced or avoided if the purchase is made by certified check or wire transfer. Your redemption will receive the next calculated NAV even if the payment is delayed due to a recent purchase. You may request overnight delivery of redemption proceeds. Checks requested to be sent via overnight delivery are subject to a $35 charge.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $1,500 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50). Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for an application form.

Minimum Account Size. The Fund reserves the right to redeem involuntarily any account having a NAV of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 30 days’ prior written notice. If the shareholder brings his/her account NAV up to at least $1,000 during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you may pay any applicable taxes and brokerage charges associated with selling the securities.

Signature Guarantees. To protect you and the Fund against fraud, certain requests require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You will need to have your signature guaranteed in certain situations, such as:

1.	If the shares redeemed have a value of more than $50,000;
2.	If you are changing a shareholder’s name of record;
3.	If the payment of the proceeds of a redemption of any amount are to be sent to any person, address or bank account not on record;
4.	If the redemption of any amount is to occur where the name(s) or the address on your account has changed within the previous 15 days; or
5.	If you are transferring Fund shares to another account with a different registration (name/ownership) from yours.

The Fund will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of the

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STAMP Medallion program are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent at 1-888-484-5766.

Miscellaneous. The Fund reserves the right to suspend any redemption request involving recently purchased shares until the check for the recently purchased shares has cleared. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Board has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund. The Fund does not accommodate Frequent Trading. The Fund, through its service providers, monitors shareholder trading activity to ensure compliance with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect market timing activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead, the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchase of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent market timing are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for its clients, the Copley Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage Frequent Trading of the Fund’s shares, there is no guarantee that such trading will not occur.

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OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Fund’s SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Copley Fund has elected to be treated as a C Corporation. The Copley Fund does not intend to qualify as a RIC. Most mutual funds seek to qualify as RICs so as to not be subject to tax at the entity level on income and capital gains from investments that are distributed to shareholders. The Copley Fund’s decision to elect to be treated as a C Corporation will result in corporate-level taxation to the extent that the Copley Fund receives income on its investments or realizes gains upon selling its investments, in addition to any income taxes that may be payable by a shareholder as a result of any distributions from the Copley Fund to shareholders. Investors considering an investment in the Copley Fund should consult with their individual tax advisor before investing in the Fund as the Fund does not intend to qualify as a RIC.

The Copley Fund will not distribute its income and realized gains to its shareholders every year, as is the case with the vast majority of mutual funds that seek to qualify as RICs. Like many mutual funds, the Copley Fund investments are intended to create capital appreciation as well as dividend and interest income. But unlike a RIC, the Copley Fund is entitled to use the dividends-received deduction whereby up to 50% of the dividend income received, or 50% of the taxable income of the fund, whichever is less, is exempt from federal taxation. The remaining taxable income is taxed to the Copley Fund at a maximum federal tax rate of 21% and potentially an accumulated earnings tax of 20%. The taxation of current earnings and profits is at the fund level, rather than at the shareholder level. See “Accumulated Earnings Tax” on page 8. Accordingly, dividends and capital gains are not distributed, but rather are accumulated within the Copley Fund and dividends and capital gains are added to the value of each share on a daily basis. Any increase in per share value directly raises the value of each shareholder’s account.

Shareholders will recognize taxable income if they redeem shares at a gain. The difference in the amount received and the cost basis of the securities redeemed will be either a capital gain or a capital loss. Long-term capital gains (for securities held for more than one year) are currently taxable at a federal maximum rate of 20%. In addition, the 3.8% Medicare tax may apply for certain taxpayers. Capital losses may be taken against other capital gains or be deductible in any given year up to a maximum of $3,000. Unused capital losses may be carried over to future years until the loss is used.

The Copley Fund is liable for federal income taxes on any net realized capital gain at the statutory rate, presently 21%. In addition, the Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting pronouncements which requires the recognition of a full accrual on the deferred income tax that would be payable if the Fund liquidated all of its gain securities at the end of the fiscal year. It is important to note, however, that the deferred income tax is payable only in the event the Fund would actually sell appreciated securities. The Copley Fund may carry forward for 5 years any net capital losses as an offset against any net capital gains realized by the Copley Fund during each taxable year. Investors should consult their advisers about state and local tax consequences of the investment in the Copley Fund. The information above is only a general summary based on current statutes, all of which may change possibly with retroactive effect. Investors considering an investment in the Copley Fund are advised to consult with their individual tax advisor before investing in the Copley Fund.

As with all mutual funds, the Copley Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all taxable distributions payable to shareholders (including redemptions) who fail to provide the Copley Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Mutual fund companies are required to report cost basis information to the IRS on Form 1099-B, Proceeds from Broker and Barter Exchange Transactions, for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Copley Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Copley Fund’s default method of Average Cost is more appropriate, the shareholder must contact the Copley Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. The Treasury Regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting legislation.

The information above is only a general summary based on current U.S. federal statutes and applicable Treasury Regulations, all of which may change possibly with retroactive effect. Investors should consult their advisers about state and local tax consequences of the investment in the Copley Fund.

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BENCHMARK DESCRIPTIONS

The Copley Fund compares its performance to standardized indices or other measures of investment performance. In particular, the Copley Fund compares its performance to the S&P 500 Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Copley Fund’s financial performance for the past 5 years. The financial highlights information presented for the Fund includes the financial information of the Predecessor Fund, which was reorganized into the Fund on December 1, 2022. The financial highlights show the Predecessor Fund’s financial information for the fiscal years ended February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019. The financial highlights for the fiscal year ended February 28, 2023 includes financial information from both the Fund and the Predecessor Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund. This information has been audited by the Fund’s independent registered public accounting firm, EisnerAmper LLP, whose report, along with the Fund’s and the Predecessor Fund’s financial statements, are included in the Fund’s annual report to shareholders, which may be obtained at no charge by calling the Fund at 1-888-484-5766 or visiting the Fund’s website.

Financial Highlights

(For a share outstanding during each year)

	For the Year Ended February 28, 2023	For the Year Ended February 28, 2022	For the Year Ended February 28, 2021	For the Year Ended February 29, 2020(a)		For the Year Ended February 28, 2019(a)
Selected Per Share Data:
Net asset value, beginning of year	$141.96	$134.92	$117.91	$110.58		$97.69

Investment operations:
Net investment income(b)	1.35	0.55	3.16	3.26		2.59
Net realized and unrealized gain (loss) on investments	(7.93)	6.49	13.85	4.07		10.30
Total from investment operations	(6.58)	7.04	17.01	7.33		12.89

Net asset value, end of year	$135.38	$141.96	$134.92	$117.91		$110.58
Total Return(c)	(4.64%)	5.22%	14.43%	6.63%		13.19%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$82,284	$91,613	$95,042	$94,121		$96,882
Ratios before fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets(d)	(0.65)%	2.43%	3.50%	1.81	% (e)	3.43%
Ratio of net investment and operating income (loss), including regular and deferred taxes, to average net assets	2.57%	(0.98)%	5.36%	2.02	% (e)	0.78%
Ratios after fee waiver:
Ratio of total expenses, including net regular and deferred taxes, to average net assets(d)	(0.71)%	2.36%	3.48%	1.81	% (e)	3.43%
Ratio of net investment and operating income (loss) to average net assets	2.63%	(0.92)%	5.38%	2.02	% (e)	0.78%
Portfolio turnover rate	156.15%	111.25%	119.33%	24.64%		—%
(a)	Net asset values, net investment income per share, total returns and ratios of total expenses and net investment and operating income (loss) have been restated on an “as-if” basis.

(b)	Calculation based on the average number of shares outstanding during the period.

(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(d)	Includes operating expenses from the Operating Division and subsidiary of $31,995 and $17,572, for fiscal years ending 2020 and 2019, respectively.

(e)	Includes advisory fees reimbursed to the Fund and included in investment advisory fees, net.

ADDITIONAL INFORMATION

Additional information about the Copley Fund is available in the Fund’s SAI, which is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual (when available) Reports to Shareholders. The Fund’s Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Copley Fund’s performance during its last fiscal year.

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This Prospectus and the SAI provide information concerning the Copley Fund that you should consider in determining whether to purchase shares of the Copley Fund. The Copley Fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived. The Copley Fund enters into contractual arrangements with various parties, including, among others, the Advisor, who provides services to the Copley Fund. Shareholders are not parties to, or third-party beneficiaries of those contractual arrangements, and those contractual arrangements cannot be enforced by shareholders.

The Copley Fund’s SAI and the Annual and Semi-Annual (when available) Reports are available free of charge on the Copley Fund’s website listed below and upon request by contacting the Copley Fund as follows:

By telephone: 1-888-484-5766

By mail Copley Fund c/o Transfer Agency P.O. Box 46707 Cincinnati, OH 45246-0707

By e-mail: centaur@ultimusfundsolutions.com

On the Internet: http://www.dcmmutualfunds.com

To request other information about the Fund or to make shareholder inquiries, please call the Fund free of charge at the telephone number listed above.

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling the Fund or by downloading it at www.dcmmutualfunds.com. You may also request that Householding be eliminated from all your required mailings.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file number 811-21606

21

Revised September 2020

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and assets
● Account balances and transaction history
● Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	all Financial Companies Need To Share Customers’ Personal Information To Run Their Everyday Business. In The Section Below, We List The Reasons Financial Companies Can Share Their Customers’ Personal Information; The Reasons The Centaur Mutual Funds Trust Chooses To Share; And Whether You Can Limit This Sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does The Centaur Mutual Funds Trust Share?	Can You Limit This Sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call 1-888-484-5766

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Centaur Privacy Policy | Page 2

WHO WE ARE
Who Is Providing This Notice?	The Centaur Mutual Funds Trust DCM/INNOVA High Equity Income Innovation Fund Lebenthal Ultra Short Tax-free Income Fund Copley Fund
WHAT WE DO
How Does The Centaur Mutual Funds Trust Protect My Personal Information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.
How Does The Centaur Mutual Funds Trust Collect My Personal Information?	We collect your personal information, for example, when you
	●	open An Account Or Give Us Your Account Information
	●	make Deposits Or Withdrawals From Our Account
	●	pay Us By Check Or Make A Wire Transfer
We also collect your personal information from other companies.
Why Can’t I Limit All Sharing?	Federal law gives you the right to limit only
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness
	●	affiliates from using your information to market to you
	●	sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. they can be financial and nonfinancial companies.
	●	DCM Advisors, LLC, An Affiliate Of Dinosaur Group Holdings, LLC, is the investment advisor to the Funds and is an affiliate of the Centaur Mutual Funds Trust.
nonaffiliates	Companies not related by common ownership or control. they can be financial and nonfinancial companies.
	●	The Centaur Mutual Funds Trust Does Not Share Information With Nonaffiliates So They Can Market To You.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	The Centaur Mutual Funds Trust Does Not Jointly Market.

26

STATEMENT OF ADDITIONAL INFORMATION

Copley Fund
(Ticker Symbol: COPLX)

A series of the

CENTAUR MUTUAL FUNDS TRUST

33 Whitehall Street, 11th Floor
New York NY 10004

Telephone 1-888-484-5766

June 28, 2023

Table of Contents

OTHER INVESTMENT POLICIES	1
INVESTMENT LIMITATIONS	18
PORTFOLIO TRANSACTIONS	19
NET ASSET VALUE	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	22
DESCRIPTION OF THE TRUST	23
ADDITIONAL INFORMATION CONCERNING TAXES	24
TAXATION OF THE FUND	24
MANAGEMENT AND OTHER SERVICE PROVIDERS	27
GENERAL INFORMATION	37
SPECIAL SHAREHOLDER SERVICES	38
DISCLOSURE OF PORTFOLIO HOLDINGS	39
FINANCIAL STATEMENTS	40
APPENDIX A – PROXY VOTING POLICIES	41

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus (the “Prospectus”), dated the same date as this SAI, for the Copley Fund (“Copley Fund” or the “Fund”) and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Copley Fund should be made solely upon the information contained herein. Copies of the Fund’s Prospectus and annual report to shareholders (the “Annual Report”) may be obtained, when available, at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Centaur Mutual Funds Trust (the “Trust”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) and was organized on April 23, 2004, as a Delaware statutory trust. The Copley Fund is a separate, diversified series of the Trust. The Trust is comprised of two additional mutual funds, the DCM/INNOVA High Equity Income Innovation Fund and the Lebenthal Ultra Short Tax-Free Income Fund. The Copley Fund is the successor to Copley Fund, Inc. (the “Predecessor Fund”). The Copley Fund assumed the assets and liabilities of the Predecessor Fund in a reorganization of the Predecessor Fund into the Fund (the “Reorganization”). The Reorganization occurred on December 1, 2022. All historical audited financial information and other information contained in this SAI relating to the Fund for periods ending on or prior to February 28, 2022 is that of the Predecessor Fund.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this SAI expands upon information contained in the Prospectus. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and associated risks described in the Prospectus and this SAI. No investment in shares of the Fund should be made without first reading the Prospectus.

General Investment Risks. Prices of securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all securities, which could also result in losses to the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of all types of securities, including securities held by the Fund, can decline.

Tax Risk. Because the Fund accumulates rather than distributes its income, the Fund may be subject to the imposition of the U.S. federal accumulated earnings tax (the “AET”) (See “Taxation of the Fund” at page 29). The AET is imposed on a corporation’s accumulated taxable income (the “ATI”) for each taxable year at the rate of 20%. ATI is defined as the adjusted taxable income of the Fund minus the sum of the dividends paid deduction and the accumulated earnings credit (as discussed below). The dividends paid deduction and the accumulated earnings credit is available only if the Fund is not held to be a “mere holding or investment company.” In the event an AET would be assessed against the Fund, such assessment would decrease the net assets of the Fund and have a proportionate negative affect on each shareholder’s account.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. Moreover, COVID-19 has led to production cutbacks for many companies and coupled with changes in consumer spending fueled by government stimulus, created a supply/demand imbalance and resulted in higher prices and inflation, the result of which can affect a company’s financial condition and ability to manufacture and sell its products. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time. Likewise, the Russian invasion of Ukraine in early 2022 has caused increased volatility in various financial markets. The conflict has resulted in economic sanctions against Russia from both government entities and corporations and banking entities. The extent of the effects this will have throughout the world is impossible to predict, but this military action has already resulted in supply chain disruptions and increased trading costs.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

Repurchase Agreements. The Copley Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (“1940 Act”), collateralized by the underlying security. The Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees” or “Board”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Additionally, DCM Advisors, LLC, the Fund’s investment advisor (“Advisor” or “DCM”), will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Money Market Instruments. The Fund may invest in money market instruments which may include U.S. government securities or certain types of corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper is usually sold on a discounted basis rather than as an interest-bearing instrument and its maturities generally range from 2 to 270 days. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”) or, if not rated, is of equivalent quality in opinion of the Advisor. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Funding Agreements. The Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Investment Companies. The Fund may, from time to time, invest in securities of other investment companies, including, without limitation, money market funds and exchange traded funds (“ETFs” or individually an “ETF”). Investments in other investment companies subject the Fund to additional operating and management fees and expenses. For example, the Fund’s investors will indirectly bear fees and expenses charged by underlying investment companies in which the Fund invests, in addition to the Fund’s direct fees and expenses. Generally, under Section 12(d)(1) of the 1940 Act, a fund may not acquire shares of another investment company if, immediately after such acquisition, (i) a fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) a fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of a fund’s total assets would be invested in investment companies. The Fund, however, may rely upon any applicable statutory or regulatory exemption from the foregoing limitations in investing in other investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The Fund expects to rely on Rule 12d1-1 under the 1940 Act when purchasing shares of a money market fund. Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge (“sales charge”), as defined in Rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund (“service fee”); or the investment adviser waives its management fee in an amount necessary to offset any sales charge or service fee. The Fund generally expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds. Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock (the “3% Limitation”). To the extent the 3% Limitation applies to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal. Also, under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities and vote such proxies only in accordance with the instructions, or vote the shares held by them in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of investment company shares held by the Fund in reliance on Section 12(d)(1)(F), the Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities. In addition, the Fund may also invest in excess of the Section 12(d)(1) limits in accordance with Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), subject to the limitations and conditions set forth therein, including that an acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund and may be subject to certain voting requirements depending on the acquiring fund’s ownership in the acquired fund. All these restrictions and conditions may limit the Funds’ ability to invest in other investment companies to the extend desired.

Exchange Traded Funds. The Fund may invest in one or more ETFs, which are typically investment companies registered under the 1940 Act that hold a portfolio of securities designed to track the performance of a particular index or market sector. Alternatively, ETFs may be actively managed pursuant to a particular investment strategy, similar to other non-index-based investment companies. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 25,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the NAV of the Fund; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; (iv) ETF shares may be delisted from the exchange on which they trade; or (v) activation of “circuit breakers” by the exchange (which are tied to large decreases in stock prices) may halt trading of the ETF’s shares temporarily. ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.

Because ETFs bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions. As with traditional investment companies, ETFs charge asset-based fees, although these fees tend to be relatively low as compared to other types of mutual funds. ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

As noted above, the Fund expects to rely upon applicable statutory or regulatory exemptions in investing in ETFs and may invest in ETFs in compliance with Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

While the creation and redemption of creation units helps an ETF maintain a market value close to NAV, market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pay more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Leveraged and Inverse ETF Risk. The Copley Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater.

Leveraged and inverse ETFs “reset” over short periods of time, meaning they are designed to deliver their stated returns only for the length of their reset periods (typically daily or monthly), and are not designed to deliver their returns intraday or over periods longer than the stated reset period. Because of the structure of these products, their rebalancing methodologies and the math of compounding, extended holdings beyond the reset period can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, leveraged and inverse ETFs may have lower trading volumes or may be less tax efficient than traditional ETFs and may be subject to additional regulation. To the extent that leveraged or inverse ETFs invest in derivatives, investments in such ETFs will be subject to the risks of investments in derivatives. For these reasons, leveraged and inverse ETFs are typically considered to be riskier investments than traditional ETFs.

Equity Securities. The Copley Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of the Copley Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Copley Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Copley Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Copley Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Copley Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities, including securities held by the Copley Fund, will decline.

Convertible Securities. The Copley Fund may buy securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stock, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Copley Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Copley Fund’s ability to invest in warrants may be limited by the Copley Fund’s investment restrictions.

Companies with Unusual Valuations Based Upon Many Traditional Methods. The Copley Fund may invest in securities of companies whose market prices grow and very quickly reflect unreasonable valuations by traditional valuation techniques. Many of these types of companies have a low level of revenue relative to their market capitalization, and many are not yet profitable.

Since the prices of the securities of these companies do not reflect the usual relationships between price and corporate revenues, income, or profits, investments in these securities are accompanied by a substantial risk of loss because of their volatility and speculative nature. Numerous factors may cause the prices of these securities to fall precipitously, which may cause the Fund to sustain substantial losses on any investments in such companies. These factors include, but are not limited to, market participants evaluating these securities using more traditional valuation techniques, investors taking less interest in these securities, a general downturn in the market for these securities, or adverse changes in market participants’ expectations regarding the potential markets, revenues, income, or profitability for these types of companies.

Foreign Securities. The Copley Fund may invest directly or indirectly in foreign securities, such as foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The Copley Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Copley Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Foreign securities also involve currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. There may be less governmental supervision of foreign securities markets, brokers, and issues of foreign securities than in the United States. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Copley Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Copley Fund receives from its investments.

ADRs provide a method whereby the Copley Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Corporate and Municipal Debt Securities. The Copley Fund may invest in fixed-income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Copley Fund may be any credit quality, maturity, or yield. Accordingly, the Copley Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch, or if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Copley Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, they rely primarily upon their own analysis of factors establishing creditworthiness. The retail secondary market for these “junk bonds” may be less liquid than that of higher- rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Copley Fund’s net asset value. These risks can reduce the Copley Fund’s share price and the income it earns.

U.S. Government Securities. The Copley Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Real Estate Securities. Although the Copley Fund will not invest directly in real estate, the Copley Fund may invest in securities of issuers primarily engaged in or related to the real estate industry. The Copley Fund may invest in real estate investment trusts (“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the Copley Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust which invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Options. The Copley Fund may purchase and write put and call options on securities. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A put option is a contract which gives the purchaser of the option (in return for a premium paid) the right to sell, and the writer of the option (in return for a premium received) the obligation to buy, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period. In contrast, a call option is uncovered (or naked) when the writer of the call option does not simultaneously own the underlying security on which the call option is written (or does not own a security convertible into such security without additional consideration) during the entire option period. The risks associated with covered option transactions include the following: (i) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of the individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in the market value of the securities held by the Copley Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Copley Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. This is because if the Copley Fund’s underlying stock runs up past the option strike price the option holder may exercise the option to purchase the shares at the agreed upon price. The Copley Fund’s profits in this scenario will be limited to the difference between the purchase price and the strike price, plus the option premium received.

Writing Covered Call Options. The Copley Fund may write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Copley Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Copley Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Copley Fund owns securities not subject to a call option, the Copley Fund, in writing covered call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that, in such circumstances, the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

The Copley Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a “closing purchase transaction.” The Copley Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Copley Fund. When an underlying security is sold from the Copley Fund’s securities portfolio, the Copley Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. If the Copley Fund writes a put option, the Copley Fund will be required to “cover” it, for example, by depositing and maintaining in a segregated account with its custodian cash, U.S. government securities, or other liquid securities having a value equal to or greater than the exercise price of the option.

The Copley Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by the Copley Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which the Copley Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. The Copley Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options. The Copley Fund may purchase call options to benefit from expected increases in the price of the underlying security, to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing. The Copley Fund may purchase put options on securities to benefit from an anticipated decline in the price of the underlying security which it does not hold, to either partially or fully offset losses resulting from a possible decline in the value of a security which it does hold or to close out a written put position. The purchase of put options on securities the Copley Fund owns will enable the Copley Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Copley Fund will continue to receive interest or dividend income on the security. The Copley Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought. If a put or call option purchased by the Copley Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Copley Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when the Copley Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Copley Fund may be unable to close out a position.

Securities Index Options. The Copley Fund may write puts, write (or sell) covered call options, and purchase put and call options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Copley Fund’s securities or securities it intends to purchase or to benefit from the anticipated increase (e.g., in the case of a purchased call) or decline (e.g., in the case of a purchased put) of the securities index. The Copley Fund will only write call options that are “covered”. A call option on a securities index is considered covered, for example, if, so long as the Copley Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index or indexes upon which the options written by the Copley Fund are based. If the Copley Fund writes a put on a securities index, the Copley Fund will be considered to “cover” it, for example, by segregating with its custodian cash, U.S. government securities, or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed “index multiplier.”

A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 Total Return Index or the NYSE Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the NYSE Arca Oil Index or the NYSE Arca Computer Hardware Index.

The Copley Fund’s use of securities index options is subject to certain risks. The Copley Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on securities indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Copley Fund’s portfolio securities. Consequently, the Copley Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Copley Fund’s put options on the securities indexes. It is also possible that there may be a negative correlation between the index and the Copley Fund’s portfolio securities that would result in a loss on both such portfolio securities and the options on securities indexes acquired by the Copley Fund.

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Copley Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Copley Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Copley Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Copley Fund to greater risks.

The Copley Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Copley Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Copley Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Copley Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

●	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Copley Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Copley Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Copley Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Copley Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Copley Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Copley Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Copley Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Copley Fund may not be able to close out its position. In an illiquid market, the Copley Fund may:

●	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

●	have to purchase or sell the instrument underlying the contract;

●	not be able to hedge its investments; and

●	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

●	the facilities of the exchange may not be adequate to handle current trading volume;

●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

●	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts stock market and interest rate trends, the Copley Fund may lose money by investing in derivatives. For example, if the Copley Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Copley Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Copley Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Copley Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Copley Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;

●	fiscal and monetary policies; and

●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Copley Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Rule 18f-4. The Copley Fund’s use of derivatives will be subject to new Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). Under the Derivatives Rule, funds using a significant amount of derivatives are required to adopt and/or implement: (i) value at risk limitations in lieu of previous asset segregation requirements; (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. The requirements of the Derivatives Rule may limit the Fund’s ability to engage in derivatives transactions as part of its investment strategy. In addition, the requirements of the Derivatives Rule may increase the costs of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the Fund’s performance.

Futures Contracts. The Copley Fund may invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Copley Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs. In addition, the Copley Fund will need to comply with the Derivatives Rule concerning the use of derivatives.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Copley Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Copley Fund expects to earn interest income on its initial and variation margin deposits.

The Copley Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Copley Fund will usually be liquidated in this manner, the Copley Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Copley Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Copley Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Copley Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Copley Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Copley Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Copley Fund may purchase exchange-traded and non-exchange traded call and put options on futures contracts and write exchange- traded and non-exchange traded call options on futures contracts. Certain of these put and call options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. Other such put and call options are not traded on exchanges but are traded in secondary markets. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Copley Fund will write only options on futures contracts that are “covered.” The Copley Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Copley Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Copley Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Copley Fund owns a security deliverable under the futures contract. The Copley Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns, so long as the Copley Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Copley Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Copley Fund. If the option is exercised, the Copley Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Copley Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Copley Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Copley Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Copley Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Copley Fund’s securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Copley Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judge market movements incorrectly, options and futures strategies may lower the Copley Fund’s return. The Copley Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Copley Fund will not engage in transactions in futures contracts and related options for speculation. In instances involving the purchase of futures contracts or the writing of covered put options thereon by the Copley Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with the Copley Fund’s custodian, thereby ensuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of covered call options thereon by the Copley Fund, the securities underlying such futures contracts or covered options will at all times be maintained by the Fund or, in the case of index futures and related options, the Copley Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or covered option is based.

Bank Obligations. The Copley Fund may invest in bank obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Forward Commitment & When-Issued Securities. The Copley Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Copley Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Copley Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Illiquid Investments. The Copley Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Copley Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. Illiquid investments pose risks of potential delays in resale and uncertainly in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio investments and the Fund may be unable to dispose of illiquid investments promptly or at reasonable prices. Under the supervision of the Board, the Advisor determines the liquidity of the Fund’s investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund was in a position where more than 15% of its net assets were invested in illiquid investments, it would seek to take appropriate steps to bring the Fund’s illiquid investments to or below 15% of its net assets per the requirements of Rule 22e-4 under the 1940 Act. Investment in illiquid investments poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities. Within its limitation on investment in illiquid investments, the Copley Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Copley Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Copley Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Copley Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Investing in “4(a)(2) commercial paper” or securities otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A Securities”) may decrease the liquidity of the Copley Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Lending of Portfolio Securities. In order to generate additional income, the Copley Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees. In determining whether the Copley Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Copley Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Copley Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Copley Fund cash or cash equivalent collateral, or provide to the Copley Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Copley Fund any interest paid on the loaned securities, and the Copley Fund may invest the cash collateral to earn additional income. Alternatively, the Copley Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Copley Fund may share with the borrower some of the income received on the collateral for the loan or the Copley Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Copley Fund or the borrower at any time. The Copley Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. If the Copley Fund invests cash collateral from the borrower, there is the risk that such investment may result in a financial loss. In such an event, the Copley Fund would be required to repay the borrower out of the Copley Fund’s assets.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Advisor normally intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Advisor believes a material event affecting the loaned securities will occur or the Advisor otherwise believes it necessary to vote.

The Copley Fund did not have any income from securities lending activity during the most recent fiscal year.

Sector Risk. The Copley Fund may, at times, be more heavily invested in certain industries or sectors. Sector risk is the possibility that securities within the same group of industries or sectors will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries or in different sectors. Additionally, some sectors could be subject to greater government regulation than other sectors, which may impact the share price of companies in these sectors.

Energy Sector Risk. To the extent the Copley Fund invests in investments with underlying interests involving the energy industry, the investment will be subject to energy sector risks, such as fluctuations in energy prices, changes in investor and consumer preferences, changes in exchange rates, interest rates, government regulation, world events and economic conditions, risk of natural disasters, and potential exposure to sustainability and environmental concerns.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Quantitative Easing”). Similar steps took place again in 2020 and 2021 in an effort to support the economy during the COVID-19 pandemic. With the Federal Reserve’s recent increases in the federal funds rate after a period of historically low rates, as well as its determination to “taper” or reduce Quantitative Easing, fixed-income and related markets may be exposed to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund. This in turn could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

LIBOR Risk. The Copley Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). LIBOR has been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. Derivative investments made by the Fund may also reference LIBOR. In addition, issuers of instruments in which the Fund invests may obtain financing at floating rates based on LIBOR, and the Fund may use leverage or borrowings based on LIBOR. All non-U.S. dollar LIBOR reference rates ceased publication after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled. All of the aforementioned may adversely affect the Fund’s performance and/or NAV.

Economic and Regulatory Risks. Domestic and foreign governments and agencies thereof often adopt an active approach to managing economic conditions within a nation, which may have material effects on the securities markets within the nation. A government may pursue supportive policies that include, but are not limited to, lowering corporate and personal tax rates and launching stimulative government spending programs designed to improve the national economy or sectors thereof. Agencies of a government, including central banks, may pursue supporting policies that include, but are not limited to, setting lower interest rate targets and buying and selling securities in the public markets. Governments and agencies thereof may also attempt to slow economic growth if the pace of economic growth is perceived to be too great and pose a long-term risk to the economy or a sector thereof. In each instance, the actions taken may be less successful than anticipated or may have unintended adverse consequences. Such a failure or investor perception that such efforts or support are failing could negatively affect securities markets generally, as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities, including securities held by the Fund.

In addition, governments and agencies thereof may enact additional regulation or engage in deregulation that negatively impacts the general securities markets or a sector thereof. Given the potential broad scope and sweeping nature of some regulatory actions, the potential impact a regulatory action may have on securities held by the Fund may be difficult to determine and may not be fully known for an extended period of time. Accordingly, regulatory actions changes could adversely affect the Fund.

Operational Risk. An investment in the Copley Fund involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seek to minimize such events through controls and oversight, there is no guarantee that the Fund will not suffer losses due to operational risk.

Cybersecurity Risk. The Copley Fund and their service providers may be subject to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose or compromise confidential, proprietary or private personal information, suffer data corruption or lose operational capacity. Breaches in cybersecurity include, among other things, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential, proprietary or private personal information or various other operational disruptions. Successful cybersecurity breaches of the Fund and/or the Fund’s investment advisor, distributor, custodian, transfer agent, or other third-party service providers may adversely impact the Fund and its shareholders. For instance, a successful cybersecurity breach may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of proprietary or private personal shareholder information, impede trading, subject the Fund to regulatory fines or financial losses, and/or cause reputational damage. The Copley Fund rely on third party service providers for many of their day-to-day operations, and are therefore subject to the risk that the protections and protocols implemented by those service providers will be ineffective in protecting the Fund from cybersecurity breaches. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against or responding to cybersecurity breaches.

Borrowing. To the extent permitted under the 1940 Act and other applicable law, the Copley Fund may borrow money from banks in order to meet redemption requests or for extraordinary or emergency purposes. In the event that the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

Temporary Defensive Positions. The Copley Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Deferred Income Tax Effect on Share Price. In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

The Fund will accrue a deferred income tax liability balance if applicable, at the currently effective statutory U.S. federal income tax rate (currently 21%) for its future tax liability associated with the capital appreciation of its investments. The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and realized and unrealized gains on investments and therefore may vary greatly from year-to-year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of the Fund’s investments, the Fund may be liable for previously deferred taxes.

The Fund will accrue if applicable, in accordance with generally accepted accounting principles (“GAAP”), a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with any net investment loss, any realized losses on investments and any unrealized depreciation on investments. Any deferred tax asset balance will increase the Fund’s NAV. To the extent the Fund has a deferred tax asset balance, the Fund will assess, in accordance with GAAP, whether a valuation allowance, which would offset the value of some or all of the Fund’s deferred tax asset balance, is required. Pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740 (“FASB ASC 740”), the Fund will assess a valuation allowance to reduce some or all of the deferred tax asset balance if, based on the weight of all available evidence, both negative and positive, it is more likely than not that some or all of the deferred tax asset will not be realized. The Fund will use judgment in considering the relative impact of negative and positive evidence. The weight given to the potential effect of negative and positive evidence will be commensurate with the extent to which such evidence can be objectively verified. The Fund will assess whether a valuation allowance is required to offset some or all of any deferred tax asset in connection with the calculation of the Fund’s NAV each day; however, to the extent the final valuation allowance differs from the estimates the Fund used in calculating the Fund’s daily NAV, the application of such final valuation allowance could have a material impact on the Fund’s NAV.

The Fund’s deferred tax asset and/or liability balances are estimated using the effective tax rates currently in effect. Actual tax rates applicable to the future years in which such balances are realized may be materially higher or lower than such estimates. The Fund’s estimates regarding its deferred tax liability and/or asset balances are made in good faith; however, the daily estimate of the Fund’s deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary dramatically from the Fund’s actual tax liability. Actual income tax expense, if any, will be incurred over many years, depending on if and when investment gains and losses are realized, the then-current basis of the Fund’s assets and other factors. As a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV. The Fund’s daily NAV calculation will be based on then current estimates and assumptions regarding the Fund’s deferred tax liability and/or asset balances and any applicable valuation allowance, based on all information available to the Fund at such time. From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance as new information becomes available. Modifications of the Fund’s estimates or assumptions regarding its deferred tax liability and/or asset balances and any applicable valuation allowance, changes in GAAP or related guidance or interpretations thereof, limitations imposed on net operating losses (if any) and changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material. Furthermore, such changes would impact the Fund’s shareholders in the period such changes are recorded, even though the shareholders at such time might not have held shares in the Fund at the time the deferred tax liability, asset or valuation allowance had been established.

To the extent the Fund has a deferred tax asset or if a portion of the deferred tax liability is offset by a tax asset resulting from net operating losses, consideration is given to whether or not a valuation allowance is required against the deferred tax asset amount. A valuation allowance is required if, based on the evaluation criterion provided by FASB ASC 740, it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized.

INVESTMENT LIMITATIONS

The Copley Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose, means, with respect to the Fund, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

Fundamental Limitations. As a matter of fundamental policy, the Copley Fund may not:

(1) Issue senior securities, except as permitted by the 1940 Act;

(2) Borrow money, except to the extent permitted under the 1940 Act and other applicable law (including, without limitation, borrowing to meet redemptions). For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(4) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this limitation, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(5) Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(6) Purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time; and

(7) Invest directly 25% or more of total assets in securities of issuers in any particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of state and municipal governments and investment in other investment companies are not considered to be issued by members of any industry. If, however, the Fund invests in an investment company that concentrates its investment in a particular industry, the Fund will consider such investment to be issued by a member of the industry in which such investment company invests. In addition, if the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the “fundamental” investment limitations above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the limitation on borrowing under the Fund’s third fundamental investment restriction applies at all times. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and place orders for all purchases and sales of portfolio securities for the Copley Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve their investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in realization of short-term capital gains taxed at ordinary income tax rates.

The Fund’s portfolio turnover rate for the fiscal year ended February 2023 was 156.15%. For the fiscal years ended February 2022 and 2021, the Predecessor Fund’s portfolio turnover rates were 111.25% and 119.33%, respectively.

Purchases of money market instruments by the Fund are made from dealers, underwriters, and issuers. The Copley Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Fund’s fixed-income portfolio transactions, if any, will be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Copley Fund may participate, if and when practicable, in bidding for the purchase of the Fund’s securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Copley Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believe such practice to be otherwise in the Fund’s interest.

The Copley Fund has adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Copley Fund shares may not be considered when determining the firms that are to execute brokerage transactions for the Fund.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended and the Copley Fund’s investment advisory agreement with the Advisor (the “Advisory Agreement”), the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research may be received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds. The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Advisor may utilize a brokerage firm affiliated with the Trust or the Advisor if they believe they can obtain the best execution of transactions from such broker. The Copley Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, are members, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

The Fund’s brokerage commissions on securities transactions for the fiscal year ended February 28, 2023 was $48,814. For the fiscal years ended February 28, 2022 and February 28, 2021, the Predecessor Fund paid brokerage commissions of $54,029 and $80,946 respectively. The Predecessor Fund experienced substantial increases in brokerage commissions in 2021 as a result of rebalancing the Predecessor Fund’s portfolio and the volatile market conditions that existed as a result of the COVID-19 pandemic. The Fund is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) which the Predecessor Fund or the Fund acquired during the Fund’s most recent fiscal year. As of February 28, 2023, the Fund owned 16,580 shares of JPMorgan Chase & Co. valued at $2,376,743.

NET ASSET VALUE

The net asset value per share of the Copley Fund is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier. The Copley Fund’s net asset value is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each class of the Fund’s shares will not be calculated.

The net asset value per share of the Fund is calculated by adding the value of the Fund’s securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund (including any accrued deferred tax liabilities, discussed at “Risk Factors, Deferred Income Tax Effect on Share Price,” at page 19), and dividing the result by the number of outstanding shares. “Assets belonging to” the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust (“Trust Instrument”), determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities are determined in good faith by the Advisor, as the Fund’s valuation designee, in accordance with procedures established by the Trustees. Values are determined according to accepted accounting practices and all applicable laws and regulations. Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:

●	Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

●	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

●	Securities which are quoted by the National Association of Securities Dealers Automated quotations (NASDAQ) are valued at the NASDAQ Official Closing Price.

●	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

●	Futures contracts are generally valued at the last quoted sales price on the applicable valuation date.

●	Fixed income and debt securities are normally valued on the basis of prices obtained from independent third-party pricing services approved by the Board, which prices are generally determined with consideration given to institutional bid and last sales prices and take into account securities prices, yield, maturity, call features, ratings, institutional sized trading groups of securities and development related to specific securities

●	Options are valued as follows: (1) Exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for each portfolio option, unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. (2) Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation. (3) If an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask prices as of the time of valuation. (4) If an option is not traded on the valuation date and there is an ask price but no bid price, the option is priced at the mean of the last ask prices and $0.00 as of the time of valuation. (5) An option may be valued at fair value when (i) the option does not trade on the valuation date; and (ii) a reliable last quoted bid and ask prices are not available.

●	Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods adopted by the Trustees.

●	Open-end investment companies not listed on an exchange, including mutual funds and money market funds, are valued at the net asset value reported by such registered open-end investment companies.

One or more pricing services may be utilized to determine the value of securities held by the Fund.

If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shares of the Fund may not be purchased or sold.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share repurchases and share redemptions in the Prospectus.

Pricing of Orders. Shares of the Fund are offered and sold on a continuous basis. The purchase price of shares of the Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form. Net asset value is normally determined at the time regular trading closes on the NYSE on days that the NYSE is open for regular trading (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below. The net asset value per share of the Fund is not calculated on holidays or weekends when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

The Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

The Copley Fund may suspend the right of redemption or postpone the date of payment for shares for more than seven days: (a) for any period during which the NYSE is closed for other than customary weekend and holiday closings or trading on the NYSE is restricted, as determined by rules of the SEC; (b) for any period during which an emergency exists (as determined by rules of the SEC) as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Fund to determine the value of its assets and (c) for such other periods as may be permitted by an order of the SEC.

Share Certificates. The Copley Fund does not issue share certificates. Evidence of ownership of shares is provided through entry in the Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Other Information. If an investor realizes a gain on a redemption of the Fund’s shares, the reinvestment of the proceeds in the Fund will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment of the proceeds in that Fund may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated statutory trust organized under Delaware law on April 23, 2004, is an open-end investment management company. On October 30, 2013, the Trust’s name was changed from “Tilson Investment Trust” to “Centaur Mutual Funds Trust”. The Trust Instrument authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust Instrument currently provides for the shares of three series: DCM/INNOVA High Equity Income Innovation Fund, the Copley Fund and the Lebenthal Ultra Short Tax-Free Income Fund, each of which is managed by DCM Advisors, LLC of New York, New York. The Copley Fund currently has only one class of shares. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable. Subject to the Trust Instrument, determinations by the Trustees as to allocation of liabilities, and the allocable portion of any general assets, with respect the Fund and the Fund’s class of shares, are conclusive.

Shareholders of all of the series of the Trust, including the Copley Fund, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of the appointment of an independent registered public accounting firm for the Trust, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of the Copley Fund will be fully paid and non-assessable and have no preemptive or conversion rights.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. Subject to the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Copley Fund and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Copley Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations. The Copley Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”).

TAXATION OF THE FUND

Unlike most all other mutual funds, the Copley Fund is taxed as a regular corporation under the Code. Except to the extent hereinafter discussed the Copley Fund retains all net investment income and realized capital gains, if any, to increase the Copley Fund’s assets. Consequently, shareholders are not individually liable for income taxes associated with the operations of the Copley Fund except upon sale of shares or the receipt of distributions.

The Copley Fund is taxed, for U.S. federal income tax purposes, at a rate of 21%. Subject to specific limitations, the Copley Fund is entitled to a deduction in computing its federal taxable income equal to 50% of the amount of dividends received by the Copley Fund from domestic corporations. This dividends-received deduction may not exceed 50% of the Copley Fund’s taxable income unless the Copley Fund has a net operating loss for a taxable year, as computed after deducting the dividend received deduction. It is anticipated, although there can be no assurance, that the Copley Fund’s management fees and other expenses may offset a substantial portion of the remaining 50% of the dividend income and investment income from other sources during each taxable year.

The Copley Fund pays federal income taxes on any net realized capital gain at the statutory rate noted above. In addition, the Copley Fund will accrue deferred income taxes on the total net unrealized capital gains in accordance with current accounting literature which has been interpreted to require all entities to recognize a full accrual on the deferred income tax that may be payable at the end of each fiscal year. It is important to note that the deferred income tax is actually payable only in the event the Copley Fund should sell appreciated securities and payable in full only in the event the Copley Fund should liquidate the entire portfolio. The Copley Fund may carry net capital losses forward for five years as an offset against any net capital gains realized by the Copley Fund during each taxable year.

Legislative or regulatory changes in, or interpretations of, applicable federal tax laws, regulations or rulings may make it impossible for the Fund to utilize certain of the tax management techniques and strategies described in the prospectus. The Fund intends to evaluate continuously the operations of the Fund under current federal tax laws as well as various alternatives available.

Accumulated Earnings Tax

Since the Copley Fund accumulates its net investment income rather than distributing it, the Copley Fund may be subject to the imposition of the AET. The AET is imposed on a corporation’s ATI at a rate of 20%. ATI is defined as adjusted taxable income minus the sum of the dividends paid deduction and the accumulated earnings credit. The dividends paid deduction and accumulated earnings credit are available in calculating excess earnings subject to this tax. The AET would be payable in addition to the regular corporate income tax. If the Copley Fund were to distribute its ATI to avoid the AET (a) the Copley Fund’s NAV would drop by the amount of that distribution and (b) shareholders would receive taxable dividend income of that amount, pro rata. Under current law, that dividend income should be treated as a qualified dividend, subject to a maximum federal tax of 20% plus (depending on the shareholder’s adjusted gross income), an additional 3.8% federal investment income tax, plus (depending on the shareholder’s tax residence) state and city income tax.

Non-U.S. taxpayers/shareholders would have been subject to a 30% withholding unless a lower treaty rate applied.

All Dollar and tax references herein are estimates based on current tax rates. The Copley Fund will monitor changes in the tax laws and will consider suggesting changes to its policy regarding the accumulated earnings tax, as and where appropriate.

Additional Information

Distributions. The Fund does not intend to make any distributions of income or capital gains. However, distribution if any, by the Fund of cash or property in respect of the shares (other than certain distributions in redemption of shares) will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) may be treated as “qualified dividend income.” Qualified dividend income received by individuals and other non-corporate U.S. Shareholders is taxed at long-term capital gain rates. For dividends to constitute qualified dividend income, a U.S. Shareholder generally must hold the shares paying the dividend for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the U.S. Shareholder engages in certain risk reduction transactions with respect to the common stock.

If the amount of a distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a non-taxable return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain if the U.S. Shareholder held the shares as a capital asset. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year. The portion of the distribution received by the U.S. Shareholder from the Fund that is treated as a return of capital will decrease the U.S. Shareholder’s tax basis in his or her Fund shares (but not below zero), which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the U.S. Shareholder for tax purposes on the later sale of such Fund shares.

If you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be taxed later upon withdrawal of monies from those arrangements.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having: (i) received a cash distribution equal to the fair market value of the shares received; and (ii) reinvested such amount in shares.

Redemptions. The Fund expects that redemptions of shares will generally be treated as taxable sales or exchanges, not as dividends. A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided: (a) the redemption is not essentially equivalent to a dividend; (b) the redemption is a substantially disproportionate redemption; (c) the redemption is a complete redemption of a shareholder’s entire interest in the Fund; or (d) the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares. A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund, if any, in excess of the Fund’s current and accumulated earnings and profits (i.e., returns of capital). Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are subject to U.S. federal income taxation at reduced rates. The deductibility of capital losses is subject to limitations under the Code. Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize income and gains for U.S. federal income tax purposes. Any such income or gain may result in the imposition of corporate income taxes on the Fund and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders, if any, being treated as dividends.

Net Investment Income. Taxable distributions and redemptions paid to noncorporate taxpayers are subject to a 3.8% U.S. federal tax on all or a portion of “net investment income” for individuals with modified adjusted gross income exceeding specified thresholds ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain U.S. Shareholders that are estates and trusts. For these purposes, dividend and capital gain income will generally be taken into account in computing net investment income.

Tax-Exempt Shareholders. Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for a tax-exempt U.S. Shareholder, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares. A tax-exempt U.S. Shareholder will recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed.

The Copley Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the Internal Revenue Service (“IRS”) for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Copley Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Dividends, if any, paid by the Copley Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), or other applicable form, with the Copley Fund’s certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI, Certificate of Foreign Person’s Claim That Income is Effectively Connected with the Conduct of a Trade or Business in the United States, or other applicable form, with the Copley Fund’s certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Copley Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Copley Fund to enable it to determine whether FATCA withholding is required. The Copley Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds are generally required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Copley Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost-basis methods, the Fund will use a default cost-basis method. The cost-basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS accepted cost-basis method for their tax situation and to obtain more information about how the new cost-basis reporting law applies to them.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and the Fund as well as the entities that provide services to the Fund.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Copley Fund. The Trustees set broad policies for the Copley Fund and choose the Copley Fund’s officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Copley Fund, and those companies that furnish services to the Copley Fund; review performance of the Advisor and the Copley Fund; and oversee activities of the Copley Fund. Generally, each Trustee and officer serves an indefinite term or until certain circumstances occur, such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and each officer of the Trust. The address of each Trustee and officer, unless otherwise indicated, is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name, Address, and Year of Birth *	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr. (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 9/2012)	Retired, Private Investor	3	Independent Trustee of Hillman Capital Management Investment Trust for its one series, Brown Capital Management Funds for its four series, Starboard Investment Trust for its seventeen series, WST Investment Trust for its one series, and Chesapeake Investment Trust for its one series (all registered investment companies); Member of Board of Directors of M&F Bancorp (until 2019); Member of Board of Directors of Investors Title Company.
Thomas G. Douglass, (Born 1956)	Trustee	Since 09/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company)

Name, Address, and Year of Birth *	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OFFICERS
Marc Rappaport (Born 1963)	President (Principal Executive Officer)	Since 04/2023, Vice President from 2020-2023	CEO of DCM Advisors, LLC	n/a	n/a
Matthew J. Miller Born 1976	Vice President	Since 03/2023

Assistant Vice President, Relationship Management, Ultimus Fund Solutions, LLC (December 2015 to present).

Previous Position(s): Vice President, Capitol Series Trust (September 2013 to March 2017); Chief Executive Officer and President, Capitol Series Trust (March 2017 to March 2018); Secretary, Capitol Series Trust (March 2018 to September 2018).

				n/a	n/a
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President – Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President and Associate Director of Financial Administration, Ultimus Fund solutions, LLC (December 2015 – February 2019)	n/a	n/a

Name, Address, and Year of Birth *	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Paul F. Leone (Born 1963)	Secretary	Since 2020	VP, Senior Legal Counsel; Ultimus Fund Solutions. since 2020; Attorney, Leone Law Office P.C., August 2019 to August 2020; Senior Counsel, Empower Retirement, 2015 – 2019).	n/a	n/a
Martin R. Dean (Born 1963)	Chief Compliance Officer	Since 4/2022	President, Northern Lights Compliance Services since 2023, Senior Vice President, Head of Fund Compliance, Ultimus Fund Solutions, LLC (January 2016 to 2023)	n/a	n/a

Board Leadership Structure. The Board is composed of two Independent Trustees. The Chairman of the Board, Mr. James H. Speed, Jr., is an Independent Trustee. The Chairman facilitates communication and coordination between the Board and Trust management and works closely with Trust counsel. The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; (iv) to act as the Trust’s proxy voting committee under the Trust’s Proxy Voting and Disclosure Policy; and (v) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act. In selecting and nominating persons to serve as Independent Trustees, the Committee will not consider nominees recommended by shareholders of the Trust. Messrs. Speed and Douglass are the members of the Committee of Independent Trustees. The Committee of Independent Trustees met two times during the Trust’s last fiscal year.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year. The Board holds at least four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent and distributor, and receives annual and semi-annual reports from the Trust’s Chief Compliance Officer (“CCO”). When appropriate, the Board may hold special meetings or communicate directly with Trust management, the CCO, the Trust’s third-party service providers, legal counsel or independent registered public accounting firm to address matters arising between regular board meetings or needing special attention. In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Risk Oversight. The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Copley Fund, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of Independent Trustees, reviews reports from, among others, the Advisor, the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Copley Fund and the risk management programs of the Advisor, with respect to the Copley Fund’s investment and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Copley Fund resides with the Advisor, for the Copley Fund’s investment and trading activities, and other service providers to the Copley Fund. Although the risk management policies of the Advisor and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Copley Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Advisor or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Copley Fund, including its investment performance, as well as reports regarding the valuation of the Copley Fund’s securities. The Board also receives quarterly reports from the Copley Fund’s administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of the Copley Fund’s investment advisory agreements, the Board will review information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self- evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustee Qualifications. The Trust believes that each of the Trustees has the appropriate experience, qualifications, attributes, and skills (collectively “Trustee Attributes”) to continue to serve as a trustee to the Trust in light of the Trust’s business and structure. Among the Trustee Attributes common to each of the Trustees are their ability to evaluate, question and discuss information about the Fund, to interact with the other Trustees, Trust management, the Trust’s third-party services providers, legal counsel, and independent registered public accounting firm, and exercise business judgment in the performance of their duties as Trustees.

In addition to the Trustee Attributes discussed above, each of the Trustees has additional Trustee Attributes including, among other things, the Trust Attributes indicated in the “Trustee and Executive Officers” table, above, and as follows:

James H. Speed, Jr. Mr. Speed has experience in and knowledge of the financial industry as an individual investor and in his role as a trustee on several other mutual fund boards. He also has business experience as a former President and CEO of an insurance company and as a former President of a company in the business of consulting and private investing. Further, Mr. Speed has served on the Board and the board of other mutual funds for a number of years and thus has gained substantial mutual fund board experience and insight as to the business and operations of a mutual fund, including the Trust.

Thomas G. Douglass. Mr. Douglass has experience in and knowledge of the financial industry as an individual investor. He is also an attorney with experience in dealing with trusts and has knowledge of securities laws from previously serving as an arbitrator for the National Association of Securities Dealers, which is now part of the Financial Industry Regulatory Authority, Inc. Further, Mr. Douglas has served on the Board and the board of another mutual fund for several years and thus has gained mutual fund board experience and insight as to the business and operations of a mutual fund.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial, business and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the specific qualifications, attributes and skills of the Trustees being disclosed pursuant to requirements of the SEC do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board had four regular meetings during the Trust’s last fiscal year ended February 28, 2023. Messrs. Douglass and Speed attended all of those meetings.

Beneficial Equity Ownership Information. The following table shows the amount of the Fund’s equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2022. The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Copley Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	A	C
Thomas G. Douglass	A	A

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2022, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Ultimus Fund Distributors, LLC (the “Distributor”), or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. As of June 1, 2023, each Trustee who is not an “interested person” of the Trust receives a fee of $20,000 each year plus $500 per series of the Trust per meeting per series of the Trust. Prior to June 1, 2023, each Trustee who was not an “interested person” of the Trust received a fee of $2,000 each year plus $500 per series of the Trust per meeting per series of the Trust. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following table presents the compensation for each Trustee for the fiscal year ended February 28, 2023.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Thomas G. Douglass	$2,000	None	None	$6,000
James H. Speed, Jr.	$2,000	None	None	$6,000

Code of Ethics. The Trust, Advisor, and Distributor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Copley Fund (which securities may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

Proxy Voting Policies. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Copley Fund, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form NP-X states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. The Copley Fund’s proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-888-484-5766; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. The holdings below represent the ownership of shares of the Fund. As of June 14, 2023, the Trustees and officers of the Trust and the Advisor, as a group, owned less than 1% of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
MARLEEN NADU TOD/PA/SUBJECT TO STA TOD RULES 5877 RIDGE AVE PHILADELPHIA, PA 19128	71,121.2990	11.85%

DAVID FAUST TTEE OF LEVINE MARITAL TRUST DTD 04/01/2019 C/O GALLET DREYER & BERKEY LLP 845 3RD AVE 5TH FLR NEW YORK, NY 10022	41,272.7590	6.87%

NATIONAL FINANCIAL SERVICES LLC/FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	30,148.1570	5.02%

Investment Advisor. DCM Advisors, LLC is the investment advisor for the Copley Fund. Information about the Advisor, located at 33 Whitehall Street, 11th Floor, New York, NY 10004, and its duties and compensation as Advisor, is contained in the Prospectus. The Advisor has served as investment advisor to the Copley Fund since 2022. The Advisor previously served as the sub-advisor to the Predecessor Fund beginning in 2018. The Advisor supervises the Copley Fund pursuant to the Advisory Agreement dated December 1, 2022.

The Advisor is controlled by Dinosaur Group Holdings, LLC. The Advisory Agreement is effective for a two-year period and may be renewed for additional one- year periods only so long as such renewal and continuance are specifically approved at least annually by the Trustees, provided the continuance is also approved by a majority of the Trustees who are neither parties to the respective nor interested persons of any such party, or by vote of a majority of the respective Fund’s outstanding voting securities. The Advisory Agreement is terminable without penalty on 60 days’ notice by the Trustees or by vote of a majority of the outstanding voting securities of the Copley Fund or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides the Fund with the co-portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra and Mr. James K. Mulvey are responsible for the day-to-day management of the Copley Fund’s portfolio.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except: a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties.

Prior to the Reorganization, the Predecessor Fund paid an investment advisory fee to Copley Financial Services Corp. “CFS”), the Predecessor Fund’s investment adviser, and CFS (not the Predecessor Fund) paid a portion of that fee to the Advisor as sub-advisor. Under the investment advisory agreement with the Predecessor Fund (Predecessor Fund Advisory Agreement”), the Predecessor Fund paid CFS an annual investment advisory fee based upon a percentage of the Predecessor Fund’s daily net assets calculated daily and paid monthly as follows: (i) 1.00% of the first $25,000,000 of average daily net securities assets; (ii) 0.75% of the next $15,000,000 of average daily net securities assets; and (iii) 0.50% of the average daily net securities assets in excess of $40,000,000. In addition, CFS and the Predecessor Fund entered into an agreement whereby CFS agreed to annually waive $60,000 of its investment advisory fees through February 28, 2023. Under the sub-advisory agreement between CFS, the Advisor and the Predecessor Fund (the “Predecessor Fund Sub-Advisory Agreement”), the Advisor, as sub-advisor to the Predecessor Fund, received a fee from the CFS (not the Predecessor Fund) equal to 75% of the advisory fee received by CFS under the Predecessor Fund Advisory Agreement, provided, however, that in calculating the fee to be paid under the Predecessor Fund Sub-Advisory Agreement, CFS was entitled to deduct from the fees it received from the Predecessor Fund certain expenses paid by CFS that include the following: administration, director’s fees, legal and accounting fees and similar fees and expenses, subject to an annual cap of $30,000. The Predecessor Fund restated certain components of its 2020 and 2019 financial highlights on an “as- if” basis (reflecting the effect on net asset value and per share net asset value of the adjustments to the fiscal year 2021 opening net asset balance, as if they had been recorded in the period investment advisory fees were received) resulting from the death of Irving Levine (100% owner of CFS) in 2018 and the resulting transfer of ownership of CFS from Mr. Levine to his Estate. This effective transfer or assignment of the advisory agreement between the Predecessor Fund and CFS was not submitted to, or otherwise approved by, the Predecessor Fund shareholders. As a result of extensive discussions with the SEC, CFS was ordered to refund to the Predecessor Fund all investment advisory fees it received from the Predecessor Fund since Mr. Levine’s death (a total of $966,896, of which $200,000 was remitted during the year ended February 29, 2020 and the balance was remitted during the year ended February 28, 2021) and did not receive any investment advisory fees until the advisory agreement was approved by the Predecessor Fund shareholders, on October 13, 2020. The reversal of the investment advisory fees on a tax effected basis from the previous periods amounted to $713,254, which is reflected as an opening balance sheet adjustment on the statement of changes in net assets.

The Advisor became the investment advisor to the Fund effective December 1, 2022. The Advisor serves in the capacity of investment advisor to the Fund pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Advisor receives monthly compensation based on the Fund’s average daily net assets at an annual rate of 0.65% of the first $500 million of net assets, and 0.62% of any net assets exceeding $500 million.

Prior to the Reorganization, CFS served as the investment advisor and the Advisor served as the investment sub-advisor to the Predecessor Fund. Under the terms of the agreement between CFS and the Predecessor Fund, CFS was entitled to an annual fee, payable monthly at the rate of 1.00% of the first $25 million of the average daily net assets, 0.75% of the next $15 million; and 0.50% of the average daily net assets over $40 million. The Predecessor Fund did not pay the Advisor for its services as sub-advisor, but CFS paid the Advisor. During the fiscal year ended February 28, 2021, CFS earned advisory fees from the Predecessor Fund in the amount of $242,935, before advisory fee waivers of $22,849, and CFS paid the Advisor $165,065 as compensation for its services as sub-adviser to the Predecessor Fund. During the fiscal year ended February 28, 2022, CFS earned advisory fees from the Predecessor Fund in the amount of $640,999, before advisory fee waivers of $60,000, and CFS paid the Advisor $431,500 as compensation for its services as sub-advisor to the Predecessor Fund. During the period prior to the reorganization, from March 1, 2022 to November 30, 2022, CFS paid the Advisor $377,185 in sub-advisor fees. For the fiscal year ended February 28, 2023, the fee for investment advisory services totaled $573,834; $45,205 of the fee was voluntarily waived by CFS.

A law firm where one of the Predecessor Fund’s Trustees is a partner provided legal services to the Predecessor Fund. The Predecessor Fund paid this firm $103,601 for the period prior to the Reorganization.

Portfolio Managers

Compensation. Dr. Vijay Chopra is a quantitative equity Portfolio Manager of Global equities at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages. Mr. James K. Mulvey is a fundamental equity Portfolio Manager of US equities at the Advisor. Mr. Mulvey is paid a percentage of the advisory fee related to the various strategies that Mr. Mulvey manages.

Ownership of Fund Shares. The table below shows the amount of the Fund’s equity securities beneficially owned by Dr. Chopra and Mr. Mulvey as of February 28, 2023 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Copley Fund
Dr. Vijay Chopra	A
Mr. James K. Mulvey	A

Other Accounts. In addition to the Copley Fund portfolio Dr. Chopra and Mr. Mulvey are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of February 28, 2023:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	1	$9.33 million	0	$0	3	$0.45 million
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
James K. Mulvey	0	$0	0	$0	9	$109.08 million
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0

Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment companies and separately managed accounts (the “Other Accounts”). The Other Accounts might have similar investment objectives as the Fund, track the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of Other Accounts may give rise to the following potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has implemented policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Copley Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Copley Fund. Because of positions with the Copley Fund, the portfolio manager knows the size, timing, and possible market impact of Copley Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts managed and to the possible detriment of the Copley Fund. However, because the Copley Fund seeks to follow its own unique investment strategies and limitations, this particular conflict of interest may be limited. Moreover, the Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. The Advisor provides investment supervisory services for other investment products that have varying investment guidelines. For some of these investment strategies, the Advisor may be compensated based on the profitability of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Administrator, Fund Accountant and Transfer Agent. Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to a Master Services Agreement (the “Fund Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreements). Ultimus has agreed to perform or arrange for the performance of the following services (under the Fund Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

-- prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

-- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

-- arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

-- files the Fund’s federal income and excise tax returns;

-- assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

-- makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, reconciles cash movements with the Fund’s custodian, verifies and reconciles with the Fund’s custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Fund Services Agreement. The fee payable to Ultimus is calculated daily and paid monthly based on the average daily net assets of the Fund, subject to a minimum fee per month. In addition, the Fund pays out-of-pocket expenses, including, but not limited to, postage and supplies. Unless sooner terminated as provided therein, the Fund Services Agreement between the Trust and Ultimus will continue in effect until November 30, 2027. The Fund Services Agreement thereafter, unless otherwise terminated as provided in the Fund Service Agreement, is renewed automatically for successive one-year periods. Pursuant to the Fund Services Agreement, Ultimus received from the Copley Fund $126,036 for Administrative, Fund Accounting and Transfer Agent services for the fiscal year ended February 28, 2023. Ultimus also served as Administrator, Fund Accountant and Transfer Agent to the Predecessor Fund. Pursuant to the Predecessor Fund’s Fund and Services Agreement, Ultimus received from the Predecessor Fund $147,959, and $96,563 for Administration, Fund Accounting and Transfer Agent services for the fiscal years ended February 28, 2022 and February 28, 2021, respectively.

Distributor. Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement with the Trust on behalf of the Fund. The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority (“FINRA”) and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Fund. The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party. The Distributor is paid $8,000 per annum by the Trust and/or the Trust’s investment advisor(s) for its services under the Distribution Agreement. Prior to December 1, 2022, the Predecessor Fund paid no distribution fees.

Custodian. U.S. Bank National Association, U.S. Bank Tower, 425 Walnut Street, Cincinnati, OH 45202 serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian.

Independent Registered Public Accounting Firm. EisnerAmper LLP (“EisnerAmper”), 733 Third Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, and prepares the Fund’s federal, state and excise tax returns. Such firm will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it. EisnerAmper previously served as the independent registered public accounting firm for the Predecessor Fund.

Legal Counsel. Kilpatrick Townsend & Stockton LLP, 4208 Six Forks Road, Suite 1400, Raleigh, North Carolina 27609 serves as legal counsel to the Trust and the Fund.

Compliance Consulting Agreement. Under the terms of a Compliance Services Consulting Agreement with the Trust effective November 16, 2018, Northern Lights Compliance Services, a company under common control with Ultimus provides an individual with the requisite background and familiarity with the federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $12,000 per Fund per annum for the first two Funds in the fund family, plus $7,500 for each additional Fund. In addition, the Trust reimburses Ultimus for its reasonable out-of-pocket expenses relating to these compliance services.

GENERAL INFORMATION

The Copley Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub- transfer agency, administrative, sub-accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees the Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Other Payments by the Advisor

The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or its respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

SPECIAL SHAREHOLDER SERVICES

The Copley Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their accounts. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts. With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($50 minimum), which will be automatically invested in shares at the public offering price on the day of the month you specify. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares of the Fund with a value of $1,500 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (monthly or for any months of your choice) in order to make the payments requested. The Copley Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Investing in the Fund – Redeeming Your Shares - Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Copley Fund. Applications and further details may be obtained by calling the Fund at 1-888-484-5766, or by writing to:

Copley Fund

c/o Transfer Agency

P.O. Box 46707

Cincinnati, OH 45246-0707

Purchases in Kind. The Copley Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of the respective Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund – Purchase and Redemption Price” in the Prospectus.

Redemptions in Kind. The Copley Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities paid as redemption proceeds. In addition, when you sell the securities, you will pay any applicable taxes and brokerage charges associated with selling the securities.

Transfer of Registration. To transfer shares to another owner, send a written request to the Copley Fund at the address shown herein. Your request should include the following: (1) the Fund’s name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number; (4) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

Employees and Affiliates of the Fund. The Copley Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing their shareholders. In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the Copley Fund and its shareholders and to address possible conflicts of interest. Under the Trust’s policy, the Trust and the Advisor generally will not disclose the Fund’s portfolio holdings to any third party unless such information has been made generally available to the public. The policy provides that the Trust and Advisor may disclose non- public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Copley Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the posting of the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-888-484-5766. The Copley Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR, or Form N-PORT, as applicable. The Copley Fund’s Form N-CSR, and Form N-PORT are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The Copley Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly management letters (“Quarterly Letters”) which will typically include additional portfolio holdings information, including disclosure of certain of the Fund’s portfolio holdings as of the end of the calendar quarter. The Copley Fund will generally make the Quarterly Letters available to the public on the Fund’s website at http://www.dcmadvisors.com within thirty (30) days after the close of any calendar quarter for which a Quarterly Letter is prepared and such information will remain available until the earlier of the date the next Quarterly Letter is posted or the end of the next calendar quarter. To reach the Quarterly Letters, when available, use the link “Reports” located on the Fund’s home page. The Copley Fund and/or the Advisor may also send the Quarterly Letters to shareholders of a particular Fund and to mutual fund analysts; provided that a Quarterly Letter will not be sent to the Fund’s shareholders or analysts until one day after such letter has been publicly disclosed on the Fund’s website.

The Copley Fund and/or the Advisor may also, from time to time, hold conference calls for shareholders, potential investors, and other interested parties where the Advisor expresses views and statements on the Fund’s portfolio securities, such as portfolio commentary or statistical information that may include the disclosure of additional portfolio holdings information. Information regarding the date and time of any conference call will be provided at least one week in advance by notice in a Quarterly Letter and/or by posting the information separately on the Fund’s website at http://www.dcmmutualfunds.com. Following any conference call that includes the disclosure of additional portfolio holdings information, a list of the holdings discussed will be made available on the Fund’s website at http://www.dcmmutualfunds.com. This information will remain available until new information for a subsequent conference call is posted.

The officers of the Copley Fund and/or the Advisor may share non-public portfolio holdings information with the Fund’s and Advisor’s service providers, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, Glass Lewis (proxy voting services), and legal counsel as identified in the Fund’s Prospectus and SAI; Fairview Investment Services, a compliance administrator providing compliance support to the Advisor and FilePoint EDGAR Services, N-PORT and N-CEN vendors, pricing and liquidity vendors and consultants, financial typesetters and printers the Fund may engage for, among other things, the EDGARizing, typesetting, printing and/or distribution of regulatory and compliance documents. The Copley Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Copley Fund’s service providers receiving such non- public information are subject to confidentiality obligations.

The Copley Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the officers of the Fund and/or Advisor determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Copley Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and their respective shareholders from providing such information, which include the publication of Fund ratings and rankings.

FINANCIAL STATEMENTS

The Fund’s audited financial statements for the fiscal year ended February 28, 2023, including the Financial Highlights appearing in the Prospectus, are incorporated by reference and made a part hereof. You may request a copy of the Fund’s Annual or Semi Annual Report to shareholders, when available, at no charge by calling the Fund at 1-888-484-5766.

APPENDIX A – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and

(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

CENTAUR MUTUAL FUNDS TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Centaur Mutual Funds Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that DCM Advisors, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and

(2)	to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, each Fund will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

The following information must be collected for the Trust separately for each Fund in order to complete and file Form N-PX:

(a)	The name of the issuer of the security;

(b)	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the security;

(c)	The International Securities Identification Number (“ISIN”) for the security;

(d)	The global share class Financial Instrument Global Identifier (“FIGI”) for the security (optional);

(e)	The shareholder meeting date;

(f)	An identification of the matter voted on;

(g)	All categories applicable to the matter voted on from the following list of categories:

(A)	Director elections;

(B)	Section 14A say-on-pay votes (examples: section 14A executive compensation, section 14A executive compensation vote frequency, section 14A extraordinary transaction executive compensation);

(C)	Audit-related (examples: auditor ratification, auditor rotation);

(D)	Investment company matters (examples: new or changed investment management agreement, assignment of investment management agreement, business development company approval of restricted securities or asset coverage ratio change, closed-end investment company issuance of shares below net asset value);

(E)	Shareholder rights and defenses (examples: adoption or modification of a shareholder rights plan, control share acquisition provisions, fair price provisions, board classification, cumulative voting);

(F)	Extraordinary transactions (examples: merger, asset sale, liquidation, buyout, joint venture, going private, spinoff, delisting);

(G)	Capital structure (examples: security issuance, stock split, reverse stock split, dividend, buyback, tracking stock, adjustment to par value, authorization of additional stock);

(H)	Compensation (examples: board compensation, executive compensation (other than Section 14A say-on-pay), board or executive anti-hedging, board or executive anti-pledging, compensation clawback, 10b5-1 plans);

(I)	Corporate governance (examples: term limits, board committee issues, size of board, articles of incorporation or bylaws, codes of ethics, approval to adjourn, acceptance of minutes, proxy access);

(J)	Environment or climate (examples: greenhouse gas (GHG) emissions, transition planning or reporting, biodiversity or ecosystem risk, chemical footprint, renewable energy or energy efficiency, water issues, waste or pollution, deforestation or land use, say-on-climate, environmental justice);

(K)	Human rights or human capital/workforce (examples: workforce-related mandatory arbitration, supply chain exposure to human rights risks, outsourcing or offshoring, workplace sexual harassment);

(L)	Diversity, equity, and inclusion (examples: board diversity, pay gap);

(M)	Other social issues (examples: lobbying, political or charitable activities, data privacy, responsible tax policies, consumer protection); or

(N)	Other (along with a brief description).

(h)	For reports filed by Funds, disclose whether the matter was proposed by the issuer or by a security holder;

(i)	The number of shares that were voted, with the number zero (“0”) entered if no shares were voted;

(j)	The number of shares that the reporting person loaned and did not recall;

(k)	How the shares in paragraph (i) were voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors) and, if the votes were cast in multiple manners (e.g., for and against), the number of shares voted in each manner;

(l)	Whether the votes disclosed in paragraph (k) represented votes for or against management’s recommendation;

(m)	If applicable, identify each Institutional Manager on whose behalf this Form N-PX report is being filed (other than the reporting person filing the report) that exercised voting power over the security by entering the number assigned to the Institutional Manager on the Summary Page;

(n)	If applicable, identify the Series that was eligible to vote the security by providing the Series identification number listed on the Summary Page; and

(o)	Any other information the reporting person would like to provide about the matter or how it voted.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy statements received regarding each Fund’s securities;

(iii)	Records of votes cast on behalf of each Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted this 17th day of December 2004.

Amended as of November 16, 2018.

Amended as of September 14, 2020

Amended as of June 15, 2021

Amended as of July 1, 2023

EXHIBIT A

Series of the Centaur Mutual Funds Trust

1.	DCM/INNOVA High Equity Income Innovation Fund

2.	Lebenthal Ultra Short Tax-Free Income Fund

3.	Copley Fund

EXHIBIT A

Copley Fund

DCM ADVISORS PROXY VOTING POLICY

DCM Advisors, LLC (“DCM”) generally does not vote proxies for client accounts. However, DCM votes proxies for open-end investment company fund clients for which it serves as the investment advisor and may agree to vote proxies for certain other client accounts. Therefore, DCM has the adopted the following policies and guidelines related to client accounts for which DCM has proxy voting authority.

General Policy

DCM, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. DCM’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, DCM may serve an investment advisor or sub-advisor to open-end investment companies (“Mutual Fund Clients”) and DCM will vote proxies for these clients. With respect to client accounts in which DCM votes proxies, it is the policy of DCM to vote proxies in the manner that DCM believes are in the best interest of the advisory client or Mutual Fund Client investors. DCM is not required to vote every proxy and there may also be specific cases whereby refraining from voting the proxy may be in the client’s best interests. For example, casting a vote on a foreign security may require additional expenses or resources.

DCM may retain third party voting services for a variety of proxy-related services, including providing proxy guidelines.

For client accounts in which DCM votes proxies, the applicable portfolio manager will make every reasonable effort to submit proxy votes in a timely manner and to maintain appropriate records of how proxies have been voted. DCM expects to utilize an industry standard service in order to ensure that appropriate records are maintained, including such information as the name, ticker and CUSIP identifier of the portfolio security, the shareholder meeting date, and other relevant details.

As a matter of practice, it is DCM’s policy to not reveal or disclose to any Mutual Fund Client investor how DCM may have voted (or intends to vote) on a particular proxy until after it votes the proxy. DCM will generally not disclose such information to unrelated third parties unless doing so is considered in the best interests of client.

Policy Pertaining to Open-end Investment Company Accounts

For open-end investment companies in which DCM serves as investment advisor, DCM has decided to evaluate all proxies received against “Glass Lewis” guidelines. Glass Lewis has developed best practices in corporate governance that are consistent with the best interest of investors. DCM utilizes an industry-standard service to evaluate and provide a recommendation against Glass Lewis guidelines, for each matter being submitted for a vote. Glass Lewis guidelines address a number of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and acquisitions, and various other shareholder proposals. DCM has concluded that the Glass Lewis guidelines are substantially in accord with DCM’s own philosophy regarding corporate governance and conduct. In most cases, DCM will follow Glass Lewis’ voting recommendations, but it may deviate on specific proxy proposals.

The use of Glass Lewis minimizes the number of potential conflicts of interest DCM might face in voting proxies. In the event that a potential conflict would arise where DCM isn’t comfortable with voting on a particular proposal, then DCM will identify the potential conflict to its client and ask the client to consider voting the proposal on its behalf.

Appendix A contains a summary of the Glass Lewis Proxy Voting Guidelines.

Policy Pertaining to Other Managed Accounts

DCM may manage accounts in other pooled vehicles or in separately managed accounts as part of its investment advisory business. DCM’s authority to vote proxies on behalf of these client accounts may vary, depending upon the specific arrangements with the advisory client. Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires registered investment advisers that exercise voting authority over client securities to implement proxy voting policies and procedures. In accordance with such rule, DCM’s general policy is to vote proxy proposals, amendments, consents or resolutions in a manner that serves the best interests of the client, taking into account various factors. Historically, and in light of the typical size of our client accounts and because our investment approach is not activist in nature and results in avoidance of securities of companies whose corporate governance are found to be objectionable, we believe in most cases that clients do not benefit from the voting of the proxies. Stated another way, we believe that our clients’ interests are not harmed in cases where DCM elects not to vote proxies for most holdings. Our policy is therefore to limit our voting of proxies to those cases where we i) disagree with the voting recommendation of the board of directors of such holdings and ii) believe that our vote could be material to the outcome of the matter presented. Depending on the arrangement with the advisory client, DCM may use the Glass Lewis guidelines discussed above or the portfolio manager may vote without using Glass Lewis guidelines.

Oversight

The chief compliance officer or its designee is responsible for overseeing these policies and the relationship any third party proxy voting service.

Copy of this Policy and Voting Record

Advisory clients and Mutual Fund Client investors may obtain copies of this proxy voting policy, together with information regarding how we have voted with respect to their securities, by contacting DCM at inquiries@dcmadvisors.com or by calling (917) 386-6260.

APPENDIX A

Glass Lewis Proxy Voting Guidelines Summary

Anti-Takeover Measures

- Poison Pills (Shareholder Rights Plans). Typically Glass Lewis recommends that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium. In certain limited circumstances, Glass Lewis will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what Glass Lewis believes to be a reasonable ’qualifying offer’ clause.

- Right of Shareholders to Call a Special Meeting. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes this right should be exercisable by between 10% to 15% of the shareholders requesting such a meeting. However, when proposals are presented that would allow shareholders to call special meetings without a minimum threshold, Glass Lewis will support them because the benefit to shareholders outweighs the possible abuse of the right to call shareholder meetings.

- Shareholder Action by Written Consent. In order to prevent abuse and waste of corporate resources by a minority of shareholders, Glass Lewis believes that such rights should be limited to a minimum of 15% of the shareholders requesting action by written consent. However, when proposals are presented to allow shareholders the opportunity to act by written consent without specifying a minimum threshold, Glass Lewis will support them based on the belief that shareholders are better off with this right than without it, and because the benefit to shareholders outweighs the potential for abuse.

- Advance Notice Requirements for Shareholder Ballot Proposals. Glass Lewis typically recommends that shareholders vote against these proposals.

- Cumulative Voting. Glass Lewis reviews these proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. However, Glass Lewis typically finds that these proposals are on ballots at companies where independence is lacking and where the appropriate checks and balances that favor shareholders are not in place. In those instances, Glass Lewis typically recommends in favor of cumulative voting.

- Supermajority Vote Requirements. Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests and that a simple majority is appropriate to approve all matters presented to shareholders.

Election of Directors

- Voting Recommendation on the Basis of Independence: Glass Lewis looks at each director nominee and examines the director’s relationships with the company, the company’s executives and other directors. Glass Lewis does this to find personal, familial, or financial relationships (not including director compensation) that may impact the director’s decisions. Glass Lewis believes that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. Glass Lewis also believes that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee. In general, Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds’ independent. In the event that more than one third of the members are affiliated or inside directors, Glass Lewis typically recommends withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold. Glass Lewis believes that only independent directors should serve on a company’s audit, compensation, nominating and governance committees. Glass Lewis typically recommends that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee, or who has served in that capacity in the past year.

- Voting Recommendation on the Basis of Performance: Glass Lewis disfavors directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. See full guidelines for criteria.

- Voting Recommendation on the Basis of Experience: Glass Lewis typically recommends that shareholders withhold votes from directors who have served on boards or as executives of companies with records of poor performance, overcompensation, audit- or accounting-related issues and/or other indicators of mismanagement or actions against the interests of shareholders.

- Voting Recommendation on the Basis of Other Considerations: Glass Lewis recommends shareholders withhold votes from certain types of affiliated or inside directors under nearly all circumstances.

Appointment of Auditors

Glass Lewis generally supports management’s choice of auditor except when Glass Lewis believes the auditor’s independent or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, Glass Lewis typically recommends withholding votes from the audit committee chairman. When there have been material restatements of annual financial statements or material weakness in internal controls, Glass Lewis usually recommends withholding votes from the entire committee. Glass Lewis typically supports audit-related proposals regarding mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

Changes to Capital Structure

When analyzing a request for additional shares, Glass Lewis typically reviews four common reasons why a company might need additional capital stock beyond what is currently available:

- Stock Split — Glass Lewis typically considers three metrics when evaluating whether Glass Lewis thinks a stock split is likely or necessary: the historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that in Glass Lewis’ view either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

- Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a “poison pill.” Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

- Financing for Acquisitions — Glass Lewis looks at whether the company has a history of using stock for acquisitions and attempts to determine what levels of stock have typically been required to accomplish such transactions. Likewise, Glass Lewis looks to see whether this is discussed as a reason for additional shares in the proxy.

- Financing for Operations — Glass Lewis reviews the company’s cash position and its ability to secure financing through borrowing or other means. Glass Lewis looks at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where Glass Lewis finds that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, Glass Lewis typically recommends against the authorization of additional shares. While Glass Lewis thinks that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, Glass Lewis prefers that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

Equity Based Compensation Plans

Glass Lewis evaluates option- and other equity-based compensation plans using a detailed model and analyst review. Glass Lewis believes that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance.

Glass Lewis’ analysis is quantitative and focused on the plan’s cost as compared with the business’s operating metrics. Glass Lewis runs twenty different analyses, comparing the program with absolute limits Glass Lewis believes are key to equity value creation and with a carefully chosen peer group. In general, Glass Lewis’ model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Option Exchanges. Glass Lewis views option repricing plans and option exchange programs with great skepticism and firmly opposes them. Shareholders have substantial risk in owning stock and, as a general matter, Glass Lewis believes that the employees, officers and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

Performance Based Options. Glass Lewis believes in performance-based equity compensation plans for senior executives. Glass Lewis feels that executives should be compensated with equity when their performance and the company’s performance warrants such rewards. While Glass Lewis does not believe that equity-based compensation plans for all employees should be based on overall company performance, Glass Lewis does support such limitations for equity grants to senior executives (although some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment or in emerging industries). Glass Lewis generally recommends that shareholders vote in favor of performance-based option requirements.

Linking Pay with Performance. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Glass Lewis’ model benchmarks these executives’ pay against their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, Glass Lewis ranks companies according to their pay-for-performance. Glass Lewis uses this analysis to inform Glass Lewis’ voting decisions on each of the compensation issues that arise on the ballot. Likewise, Glass Lewis uses this analysis in Glass Lewis’ evaluation of the compensation committee’s performance.

162(m) Plans. Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. Glass Lewis believes the best practice for companies is to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, Glass Lewis prefers that these proposals include specific performance goals, a maximum award pool and a maximum award amount per employee. Glass Lewis also believes it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers. Glass Lewis typically recommends against a 162(m) plan where: a company fails to provide at least a list of performance targets; a company fails to provide one of either a total pool or an individual maximum; or the proposed plan is excessive when compared with the plans of the company’s peers.

However, where a company has a record of reasonable pay relative to business performance, Glass Lewis is not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because they recognize the value in special pay arrangements for continued exceptional performance.

Director Compensation Plans. Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, Glass Lewis supports compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non- employee directors. Therefore, a balance is required.

Limits on Executive Compensation. As a general rule, Glass Lewis believes shareholders should not be directly involved in setting executive compensation. Such matters should be left to the compensation committee. Glass Lewis views the election of compensation committee members as the appropriate mechanism for shareholders to express their disapproval or support of board policy on executive pay. Further, Glass Lewis believes that companies whose pay-for-performance is in line with its peers should be able to compensate their executives in a manner that drives growth and profit without destroying ethical values, giving consideration to their peers’ comparable size and performance. However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if CEO pay is capped at a low level rather than flexibly tied to company performance.

Limits on Executive Stock Options. Glass Lewis typically recommends that Glass Lewis’ clients oppose caps on executive stock options.

Linking Pay to Social Criteria. Glass Lewis believes that ethical behavior is an important part of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the compensation committee is in the best position to set policy on management compensation. Shareholders can hold the compensation committee accountable for pay awarded.

Full Disclosure of Executive Compensation. Glass Lewis believes that complete, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which the pay is keeping pace with company performance. However, Glass Lewis is concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. While Glass Lewis is in favor of full disclosure for senior executives and Glass Lewis views pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially very useful, Glass Lewis does not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

Social and Corporate Responsibility1

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. Some campaign contributions are heavily regulated by federal, state and local laws. Most jurisdictions have detailed disclosure laws so that information on some contributions is publicly available. Other than where a company does not adequately disclose information about its contributions to shareholders or where a company has a history of abuse in the donation process, Glass Lewis believes that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting shareholder proposals seeking greater disclosures of political giving in cases where additional company disclosure is nonexistent or limited and there is some evidence or credible allegation that the company is mismanaging corporate funds through political donations or has a record of doing so.

In general, Glass Lewis believes that labor and human resource policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is Glass Lewis’ opinion that management is in the best position to determine appropriate practices in the context of its business. Glass Lewis will hold directors accountable for company decisions related to labor and employment problems. However, in situations where there is clear evidence of practices resulting in significant economic exposure to the company, Glass Lewis will support shareholders proposals that seek to address labor policies.

[1]	Glass Lewis has generally discontinued providing guidance with respect to particular social and corporate responsibility issues. DCM has elected to continue to adhere to Glass Lewis’ previously issued guidelines on these issues, but may discontinue following the guidelines in the future.

Non-Discrimination Policies. Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses.

Military and US Government Business Policies. Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

Foreign Government Business Policies. Glass Lewis believes that business policies regarding foreign operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Glass Lewis believes that shareholders should hold board members accountable for these issues when they face re-election.

Environmental Policies. Glass Lewis believes that when management and the board have displayed disregard for environmental risks, have engaged in egregious or illegal conduct, or have failed to adequately respond to current or imminent environmental risks that threaten shareholder value, shareholders should hold directors accountable when they face reelection. Glass Lewis believes that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental implications, and that directors should monitor management’s performance in mitigating the environmental risks attendant with relevant operations in order to eliminate or minimize the risks to the company and shareholders. Glass Lewis may recommend that votes be withheld from responsible members of the governance committee when a substantial environmental risk has been ignored or inadequately addressed, and may in some cases recommend that votes be withheld from all directors who were on the board when the substantial risk arose, was ignored or was not mitigated.